                                                                    Exhibit 10.1

                          Supplemental Agreement No. 5

                                       to

                           Purchase Agreement No. 1810

                                     between

                               The Boeing Company

                                       and

                             SOUTHWEST AIRLINES CO.

                    Relating to Boeing Model 737-7H4 Aircraft


             THIS SUPPLEMENTAL AGREEMENT, entered into as of MARCH 13, 1998, by and between THE BOEING COMPANY, a Delaware corporation with its principal offices in Seattle, Washington, (Boeing) and SOUTHWEST AIRLINES CO., a Texas corporation with its principal offices in City of Dallas, State of Texas (Buyer);

             WHEREAS, the parties hereto entered into Purchase Agreement No. 1810 dated January 19, 1994, relating to Boeing Model 737-7H4 aircraft (the Agreement) and;

             WHEREAS, the parties wish to update the agreement to reflect the acceleration of one (1) Block "L" Aircraft from March 2004 to November 2000;

             NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Agreement as follows:

-------------------

*** PURSUANT TO 17 CFR, 240.246-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT APPLICATION FILED WITH THE COMMISSION.

P.A. NO. 1810                        SA-5-1
K/SWA

1. The Table of Contents of the Agreement is deleted in its entirety and a new Table of Contents is attached hereto and incorporated into the Agreement by this reference.

2. Article 2, entitled "Delivery, Title and Risk of Loss," paragraph 2.1, entitled "Time of Delivery," is deleted in its entirety and replaced by a new paragraph 2.1 revised to reflect the acceleration of the Block "L" March 2004 Aircraft to November 2000. Such new pages 2-1, 2-2 and 2-3 are attached hereto and incorporated into the Agreement by this reference.

3. Article 3, entitled "Price of Aircraft", subparagraph 3.4.1 entitled "Advance Payment Base Price" is revised by deleting the Advance Payment Base Price for the Block "L" March 2004 delivery position. Such new pages 3-1, 3-2, 3-3 and 3-4 are attached hereto and incorporated into the Agreement by this reference.

4. Within three (3) business days of execution of this Supplemental Agreement, Boeing will refund to Buyer***. Such amount reflects the difference in advance payments due as a result of the acceleration of the March 2004 Block "L" Aircraft to November 2000.

The Agreement will be deemed to be supplemented to the extent herein provided and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY                         SOUTHWEST AIRLINES CO.



By: /S/ DAWN S. FOSTER                     By: /S/ GARY A. BARRON
   -----------------------------              ---------------------------------

Its:  Attorney-In-Fact                     Its: Executive VP and COO
     ---------------------------                -------------------------------




P.A. NO. 1810                        SA-5-2
K/SWA

                                                                   Exhibit 10.1


                               PURCHASE AGREEMENT

                                    between

                               THE BOEING COMPANY

                                      and

                             Southwest Airlines Co.



                   Relating to Boeing Model 737-7H4 Aircraft

                         Purchase Agreement Number 1810



***     PURSUANT TO 17 CFR, 240.246-2, CONFIDENTIAL INFORMATION HAS BEEN
OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT APPLICATION FILED WITH THE COMMISSION.



P.A. No. 1810
K/SWA

                               TABLE OF CONTENTS

                                                                  Page       SA
                                                                 Number  Number
                                                                 ------  ------
ARTICLES
--------
1.        Subject Matter of Sale.................................1-1      SA-4

2.        Delivery, Title and Risk
          of Loss................................................2-1      SA-5

3.        Price of Aircraft......................................3-1      SA-5

4.        Taxes..................................................4-1

5.        Payment................................................5-1

6.        Excusable Delay........................................6-1

7.        Changes to the Detail
          Specification..........................................7-1      SA-1

8.        Federal Aviation Requirements and
          Certificates and Export License........................8-1

9.        Representatives, Inspection,
          Flights and Test Data..................................9-1

10.       Assignment, Resale or Lease............................10-1

11.       Termination for Certain Events.........................11-1

12.       Product Assurance; Disclaimer and
          Release; Exclusion of Liabilities;
          Customer Support; Indemnification
          and Insurance..........................................12-1

13.       Buyer Furnished Equipment and
          Spare Parts............................................13-1

14.       Contractual Notices and Requests.......................14-1

15.       Miscellaneous..........................................15-1



P.A. No. 1810                          i
K/SWA                                                                       SA-5

                               TABLE OF CONTENTS

                                                                            SA
                                                                         Number
                                                                         ------
EXHIBITS
--------


A         Aircraft Configuration                                          SA-1

B         Product Assurance Document                                      SA-1

C         Customer Support Document

D         Price Adjustments Due to
          Economic Fluctuations - Aircraft

E         Buyer Furnished Equipment
          Provisions Document

F         Defined Terms Document


LETTER AGREEMENTS


1810-1    Waiver of Aircraft Demonstration Flight



P.A. No. 1810                          ii
K/SWA                                                                       SA-5

                               TABLE OF CONTENTS

                                                                            SA
                                                                         Number
                                                                         ------
RESTRICTED LETTER AGREEMENTS
----------------------------

6-1162-RLL-932      Promotional Support

6-1162-RLL-933R4    Option Aircraft                                       SA-4

6-1162-RLL-934R1    Disclosure of Confidential                            SA-1
                    Information

6-1162-RLL-935R1    Performance Guarantees                                SA-1

6-1162-RLL-936R4    Certain Contractual Matters                           SA-4

6-1162-RLL-937      Alternate Advance Payment Schedule

6-1162-RLL-938      ***

6-1162-RLL-939R1    Certification Flight Test Aircraft                    SA-1

6-1162-RLL-940R1    Training Matters                                      SA-1

6-1162-RLL-941R1    Other Matters                                         SA-1

6-1162-RLL-942      Open Configuration Matters

6-1162-RLL-943      Substitution Rights

6-1162-RLL-944      Airframe Maintenance Material Cost
                    Protection Program

6-1162-RLL-945      Comparison of 737-7H4 and 737-3H4
                    Block Fuel Burn

6-1162-RLL-1855R3   Additional Contractual Matters                        SA-4

6-1162-RLL-1856     ***                                                   SA-1

6-1162-RLL-1857     Service Ready Validation Program                      SA-1
                    Field Test

6-1162-RLL-1858R1   Escalation Matters                                    SA-4



P.A. No. 1810                         iii
K/SWA                                                                       SA-5

                            TABLE OF CONTENTS CON'T

                                                                            SA
                                                                         Number
                                                                         ------
RESTRICTED LETTER AGREEMENTS
----------------------------
6-1162-RLL-2036     Amortization of Costs for
                    Customer Unique Changes                               SA-1

6-1162-RLL-2037     Reconciliation of the Aircraft                        SA-1
                    Basic Price

6-1162-RLL-2073     Maintenance Training Matters                          SA-1



P.A. No. 1810                          iv
K/SWA                                                                       SA-5

                           PURCHASE AGREEMENT NO. 1810

                                   Relating to

                          BOEING MODEL 737-7H4 AIRCRAFT

                            -------------------------

     This Agreement is entered into as of January 19th 1994, by and between The Boeing Company, a Delaware corporation, with its principal office in Seattle, Washington (Boeing), and Southwest Airlines Co., a Texas corporation, with its principal office in the City of Dallas, State of Texas (Buyer).


Accordingly, Boeing and Buyer agree as follows:



P.A. No. 1810                          1
K/SWA

ARTICLE 1.   Subject Matter of Sale.

     1.1 The Aircraft. Subject to the terms and conditions of this Agreement, Boeing will manufacture and deliver to Buyer and Buyer will purchase and accept delivery from Boeing of one hundred twenty-nine (129) Boeing Model 737-7H4 aircraft (the Aircraft) manufactured in accordance with Boeing Detail Specification D6-38808-1, dated October 30, 1996, as described in Exhibit A, as modified from time to time in accordance with this Agreement (Detail Specification).

     1.2 Additional Goods and Services. In connection with the sale of the Aircraft, Boeing will also provide to Buyer certain other things under this Agreement, including data, documents, training and services, all as described in this Agreement.

     1.3 Performance Guarantees. Any performance guarantees applicable to the Aircraft will be expressly included in this Agreement. Where performance guarantees are included in this Agreement other than within the Detail Specification, such guarantees will be treated as being incorporated in the Detail Specification by this reference.

     1.4 Defined Terms. For ease of use, certain terms are treated as defined terms in this Agreement. Such terms are identified with a capital letter and set forth and/or defined in Exhibit F.


P.A. No. 1810                         1-1
K/SWA                                                                       SA-4

ARTICLE 2.   Delivery, Title and Risk of Loss.

     2.1 Time of Delivery. The Aircraft will be delivered to Buyer by Boeing, assembled and ready for flight and Buyer will accept delivery of the Aircraft, in accordance with the following schedule:

     Month and Year
       of Delivery                           Quantity of Aircraft
     --------------                          --------------------
                       Block A Aircraft

      October 1997                                 Two (2)
      November 1997                                Two (2)

                       Block B Aircraft

      January 1998                                 Two (2)
      February 1998                                Three (3)
      March 1998                                   Two (2)
      April 1998                                   Two (2)
      May 1998                                     Two (2)
      June 1998                                    One (1)
      July 1998                                    Two (2)
      September 1998                               Two (2)

                       Block C Aircraft

      February 1999                                    Four (4)
      May 1999                                         Four (4)
      July 1999                                        Four (4)
      September 1999                                   Four (4)

                       Block D Aircraft

      January 2000                                     Four (4)
      March 2000                                       Four (4)
      July 2000                                        Four (4)
      September 2000                                   Three (3)

                       Block E Aircraft

      January 2001                                     Three (3)
      March 2001                                       Three (3)
      July 2001                                        Three (3)
      September 2001                                   Three (3)

                       Block F Aircraft

      October 1998                                     One (1)
      November 1998                                    Two (2)
      December 1998                                    Two (2)

P.A. No. 1810                         2-1
K/SWA                                                                       SA-5

     Month and Year
       of Delivery                           Quantity of Aircraft
     --------------                          --------------------

                       Block G Aircraft

      March 1999                                       Two (2)

                       Block H Aircraft

      June 1999                                        Two (2)
      August 1999                                      Two (2)
      September 1999                                   One (1)
      October 1999                                     Two (2)
      April 2000                                       Three (3)
      October 2000                                     Three (3)
      April 2001                                       Three (3)
      October 2001                                     Three (3)

                       Block I Aircraft

      January 2002                                     Four (4)
      March 2002                                       Four (4)
      April 2002                                       Two (2)
      July 2002                                        Four (4)
      October 2002                                     Four (4)

                       Block J Aircraft

      January 2003                                     Four (4)
      March 2003                                       One (1)

                       Block K Aircraft

      April 2004                                       Two (2)
      July 2004                                        Three (3)

                       Block L Aircraft

      November 2000                                    Two (2)
      December 2000                                    One (1)
      July 2001                                        One (1)
      September 2001                                   One (1)
      October 2001                                     One (1)
      September 2002                                   Three (3)
      September 2003                                   Three (3)

     2.2 Notice of Target Delivery Date. Boeing will give Buyer notice of the Target Delivery Date of the Aircraft approximately 30 days prior to the scheduled month of delivery.

     2.3 Notice of Delivery Date. If Boeing gives Buyer at least 7 days' notice of the delivery date of the Aircraft, and an Aircraft delivery is delayed beyond such delivery date due to the responsibility of Buyer, Buyer will reimburse Boeing for all costs incurred by Boeing as a



P.A. No. 1810                         2-2
K/SWA                                                                       SA-5
result of such delay, including amounts for storage, insurance, Taxes, preservation or protection of the Aircraft and interest on payments due.

     2.4 Place of Delivery. The Aircraft will be delivered at an airport facility selected by Boeing in the State of Washington, unless mutually agreed otherwise.

     2.5 Title and Risk of Loss. Title to and risk of loss of an Aircraft will pass from Boeing to Buyer upon delivery of such Aircraft, but not prior thereto.

     2.6 Bill of Sale. Upon delivery of an Aircraft Boeing will deliver to Buyer a bill of sale conveying good title to such Aircraft, free of all liens, claims, charges and encumbrances of every kind whatsoever, and such other appropriate documents of title as Buyer may reasonably request.



P.A. No. 1810                         2-3
K/SWA                                                                       SA-5

ARTICLE 3.   Price of Aircraft.

        3.1  Definitions.

             3.1.1 Special Features are the features incorporated in Exhibit A which have been selected by Buyer.

             3.1.2 Base Aircraft Price is the Aircraft Basic Price excluding the price of Special Features.

             3.1.3 Aircraft Basic Price is comprised of the Base Aircraft Price and the price of the Special Features.

             3.1.4 Economic Price Adjustment is the adjustment to the Aircraft Basic Price (Base Aircraft and Special Features) as calculated pursuant to Exhibit D.

             3.1.5 Aircraft Price is the total amount Buyer is to pay for the Aircraft at the time of delivery.

        3.2  Aircraft Basic Price.

             The Aircraft Basic Price, expressed in July 1992 dollars, is set forth below:

                  BASE                  SPECIAL        AIRCRAFT
                  AIRCRAFT PRICE        FEATURES       BASIC PRICE
BLOCK A, B, C,
D & E AIRCRAFT    ***                   ***            ***
BLOCK F & G
AIRCRAFT          ***                   ***            ***
BLOCK H
AIRCRAFT          ***                   ***            ***
BLOCK I
AIRCRAFT          ***                   ***            ***
BLOCK J
AIRCRAFT          ***                   ***            ***
BLOCK K
AIRCRAFT          ***                   ***            ***
BLOCK L
AIRCRAFT          ***                   ***            ***



     3.3 Aircraft Price. The Aircraft Price will be established at the time of delivery of such Aircraft to Buyer and will be the sum of:

P.A. No. 1810                         3-1
K/SWA                                                                       SA-5

             3.3.1   the Aircraft Basic Price, which is *** for the Block A,
B, C, D and E Aircraft, *** for the Block F and G Aircraft, *** for the Block H Aircraft, *** for the Block I Aircraft, *** for the Block J Aircraft, *** for the Block K Aircraft and *** for the Block L Aircraft; plus

             3.3.2 the Economic Price Adjustments for the Aircraft Basic Price, as calculated pursuant to the formulas set forth in Exhibit D (Price Adjustments Due to Economic Fluctuations - Aircraft); plus

             3.3.3 other price adjustments made pursuant to this Agreement or other written agreements executed by Boeing and Buyer.

     3.4     Advance Payment Base Price.

             3.4.1 Advance Payment Base Price. For advance payment purposes, the following estimated delivery prices of the Aircraft (Advance Payment Base Price) have been established, using currently available forecasts of the escalation factors used by Boeing as of the date of signing this Agreement. The Advance Payment Base Price of each Aircraft is set forth below:

     Month and Year of                       Advance Payment Base
     Scheduled Delivery                       Price per Aircraft
     ------------------                      --------------------
                        Block A Aircraft***


     October 1997
     November 1997

                        Block B Aircraft***

     January 1998
     February 1998
     March 1998
     April 1998
     May 1998
     June 1998
     July 1998
     September 1998

                        Block C Aircraft***

     February 1999
     May 1999
     July 1999
     September 1999



P.A. No. 1810                         3-2
K/SWA                                                                       SA-5

                        Block D Aircraft***

     January 2000
     March 2000
     July 2000
     September 2000

                        Block E Aircraft***

     January 2001
     March 2001
     July 2001
     September 2001

                        Block F Aircraft***

     October 1998
     November 1998
     December 1998

                        Block G Aircraft***

     March 1999

                        Block H Aircraft***

     June 1999
     August 1999
     September 1999
     October 1999
     April 2000
     October 2000
     April 2001
     October 2001

                        Block I Aircraft***

     January 2002
     March 2002
     April 2002
     July 2002
     October 2002

                       Block J Aircraft***

     January 2003
     March 2003



P.A. No. 1810                         3-3
K/SWA                                                                       SA-5

                       Block K Aircraft***

     April 2004
     July 2004

                       Block L Aircraft***

     November 2000
     December 2000
     July 2001
     September 2001
     October 2001
     September 2002
     September 2003


             3.4.2 Adjustment of Advance Payment Base Prices - Long-Lead Aircraft. For Aircraft scheduled for delivery 36 months or more after the date of this Agreement, the Advance Payment Base Prices appearing in Article 3.4.1 will be used to determine the amount of the first advance payment to be made by Buyer on the Aircraft. No later than 25 months before the scheduled month of delivery of each affected Aircraft, Boeing will increase or decrease the Advance Payment Base Price of such Aircraft as required to reflect the effects of (i) any adjustments in the Aircraft Basic Price pursuant to this Agreement and (ii) the then-current forecasted escalation factors used by Boeing. Boeing will provide the adjusted Advance Payment Base Prices for each affected Aircraft to Buyer, and the advance payment schedule will be considered amended to substitute such adjusted Advance Payment Base Prices.



P.A. No. 1810                         3-4
K/SWA                                                                       SA-5

                                                                    EXHIBIT 10.1


                          Supplemental Agreement No. 6

                                       to

                           Purchase Agreement No. 1810

                                     between

                               The Boeing Company

                                       and

                             SOUTHWEST AIRLINES CO.

                    Relating to Boeing Model 737-7H4 Aircraft


             THIS SUPPLEMENTAL AGREEMENT, entered into as of AUGUST 24, 1998, by and between THE BOEING COMPANY, a Delaware corporation with its principal offices in Seattle, Washington, (Boeing) and SOUTHWEST AIRLINES CO., a Texas corporation with its principal offices in City of Dallas, State of Texas (Buyer);

             WHEREAS, the parties hereto entered into Purchase Agreement No. 1810 dated January 19, 1994, relating to Boeing Model 737-7H4 aircraft (the Agreement) and;

             WHEREAS, the parties wish to update the agreement to reflect the acceleration of two (2) Block "L" Aircraft from September 2003 to November 1999
(1) and December 1999 (1), to update model designators for Substitute Aircraft and to correct price adjustment language for Option Aircraft;

             NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Agreement as follows:


-------------------

*** PURSUANT TO 17 CFR, 240.246-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT APPLICATION FILED WITH THE COMMISSION.


P.A. NO. 1810                        SA-6-1
K/SWA

1. The Table of Contents of the Agreement is deleted in its entirety and a new Table of Contents is attached hereto and incorporated into the Agreement by this reference.

2. Article 2, entitled "Delivery, Title and Risk of Loss," paragraph 2.1, entitled "Time of Delivery," is deleted in its entirety and replaced by a new paragraph 2.1 revised to reflect the acceleration of two (2) Block "L" September 2003 Aircraft to November 1999 (1) and December 1999 (1). Such new pages 2-1, 2-2 and 2-3 are attached hereto and incorporated into the Agreement by this reference.

3. Article 3, entitled "Price of Aircraft", subparagraph 3.4.1 entitled "Advance Payment Base Price" is revised by adding the Advance Payment Base Price for the Block "L" November 1999 and December 1999 delivery positions. Such new pages 3-1, 3-2, 3-3 and 3-4 are attached hereto and incorporated into the Agreement by this reference.

4. Letter Agreement No. 6-1162-RLL-933R4 entitled "Option Aircraft" is deleted in its entirety and replaced with Letter Agreement No. 6-1162-RLL-933R5 attached hereto and incorporated herein by this reference. Article 3 entitled "Price", Paragraph 3.2 is revised in the last sentence to change the reference to "...paragraphs 2.3 and 3.2..." to "...paragraphs 2.2 and 3.2...". Attachment A, Paragraph 2.2 is revised to change the title from "Price Adjustments For Option Aircraft Delivering from March 2003 through October 2006" to "Price Adjustments For Option Aircraft Delivering from March 2003 through December 2009". Subparagraph 2.2.2 is revised to change the reference to "...paragraph 2.3.6..." to "...paragraph 2.2.6...". Subparagraph 2.2.5 is revised in the second sentence to change "...for options delivering in 2005 and 2006..." to "...for options delivering in 2005 through 2009...", and in the last sentence "... (July 1992 STE) per year or portion thereof starting in March 2003" is changed to ".. (July 1992 STE) for Aircraft delivering in 2005 and by a maximum of*** (July 1992 STE) per year or portion thereof starting in January 2006".


5. Letter Agreement No. 6-1162-RLL-943 entitled "Substitution Rights" is deleted in its entirety and replaced with Letter Agreement No.
6-1162-RLL-943R1 attached



P.A. NO. 1810                        SA-6-2
K/SWA
hereto and incorporated herein by this reference. Model designators for Substitute Aircraft are changed in all instances from 737-400STRX to 737-800 and from 737-500X to 737-600. Paragraph 1.1 is deleted and following paragraphs are renumbered accordingly.

6. Concurrent with execution of this Supplemental Agreement, Buyer will pay to Boeing***. Such amount reflects the difference in advance payments due as a result of the acceleration of the two September 2003 Block "L" Aircraft to November 1999 and December 1999.

The Agreement will be deemed to be supplemented to the extent herein provided and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY                            SOUTHWEST AIRLINES CO.



By: /S/ DAWN S. FOSTER                        By: /S/ GARY A. BARRON
   --------------------------------               -----------------------------


Its: Attorney-In-Fact                         Its: Executive VP and COO
    -------------------------------                ----------------------------



P.A. NO. 1810                        SA-6-3
K/SWA

                                                                    EXHIBIT 10.1


                               PURCHASE AGREEMENT

                                     between

                               THE BOEING COMPANY

                                       and

                             Southwest Airlines Co.






                    Relating to Boeing Model 737-7H4 Aircraft

                         Purchase Agreement Number 1810


-------------------

*** PURSUANT TO 17 CFR, 240.246-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT APPLICATION FILED WITH THE COMMISSION.



P.A. NO. 1810                                                               SA-6
K/SWA

                                TABLE OF CONTENTS

                                                                                       Page             SA
                                                                                     Number         Number
                                                                                     ------         ------
ARTICLES
--------

1.                       Subject Matter of Sale..........................................1-1          SA-4

2.                       Delivery, Title and Risk
                         of Loss.........................................................2-1          SA-6

3.                       Price of Aircraft...............................................3-1          SA-6

4.                       Taxes...........................................................4-1

5.                       Payment.........................................................5-1

6.                       Excusable Delay.................................................6-1

7.                       Changes to the Detail
                         Specification...................................................7-1          SA-1

8.                       Federal Aviation Requirements and
                         Certificates and Export License.................................8-1

9.                       Representatives, Inspection,
                         Flights and Test Data...........................................9-1

10.                      Assignment, Resale or Lease....................................10-1

11.                      Termination for Certain Events.................................11-1

12.                      Product Assurance; Disclaimer and
                         Release; Exclusion of Liabilities;
                         Customer Support; Indemnification
                         and Insurance..................................................12-1

13.                      Buyer Furnished Equipment and
                         Spare Parts....................................................13-1

14.                      Contractual Notices and Requests...............................14-1

15.                      Miscellaneous..................................................15-1



                                       i
P.A. NO. 1810                                                               SA-6
K/SWA

                                TABLE OF CONTENTS

                                                                                                        SA
                                                                                                    Number
                                                                                                    ------
EXHIBITS
--------
A                        Aircraft Configuration                                                       SA-1

B                        Product Assurance Document                                                   SA-1

C                        Customer Support Document

D                        Price Adjustments Due to
                         Economic Fluctuations - Aircraft

E                        Buyer Furnished Equipment
                         Provisions Document

F                        Defined Terms Document



LETTER AGREEMENTS
-----------------
1810-1                   Waiver of Aircraft Demonstration Flight




P.A. NO. 1810                          ii
K/SWA                                                                       SA-6

                                TABLE OF CONTENTS

                                                                                                 SA
                                                                                             Number
                                                                                             ------
RESTRICTED LETTER AGREEMENTS
----------------------------

6-1162-RLL-932                 Promotional Support

6-1162-RLL-933R5               Option Aircraft                                               SA-6

6-1162-RLL-934R1               Disclosure of Confidential                                    SA-1
                               Information

6-1162-RLL-935R1               Performance Guarantees                                        SA-1

6-1162-RLL-936R4               Certain Contractual Matters                                   SA-4

6-1162-RLL-937                 Alternate Advance Payment Schedule

6-1162-RLL-938                 ***

6-1162-RLL-939R1               Certification Flight Test Aircraft                            SA-1

6-1162-RLL-940R1               Training Matters                                              SA-1

6-1162-RLL-941R1               Other Matters                                                 SA-1

6-1162-RLL-942                 Open Configuration Matters

6-1162-RLL-943R1               Substitution Rights                                           SA-6

6-1162-RLL-944                 Airframe Maintenance Material Cost
                               Protection Program

6-1162-RLL-945                 Comparison of 737-7H4 and 737-3H4
                               Block Fuel Burn

6-1162-RLL-1855R3              Additional Contractual Matters                                SA-4

6-1162-RLL-1856                ***                                                           SA-1

6-1162-RLL-1857                Service Ready Validation Program                              SA-1
                               Field Test

6-1162-RLL-1858R1              Escalation Matters                                            SA-4



P.A. NO. 1810                         iii
K/SWA                                                                       SA-6

                             TABLE OF CONTENTS CON'T

                                                                                                 SA
                                                                                             Number
                                                                                             ------
RESTRICTED LETTER AGREEMENTS
----------------------------

6-1162-RLL-2036                Amortization of Costs for
                               Customer Unique Changes                                       SA-1

6-1162-RLL-2037                Reconciliation of the Aircraft                                SA-1
                               Basic Price

6-1162-RLL-2073                Maintenance Training Matters                                  SA-1




P.A. NO. 1810                          iv
K/SWA                                                                       SA-6

ARTICLE 2.        Delivery, Title and Risk of Loss.

         2.1 Time of Delivery. The Aircraft will be delivered to Buyer by Boeing, assembled and ready for flight and Buyer will accept delivery of the Aircraft, in accordance with the following schedule:

             Month and Year
               of Delivery                           Quantity of Aircraft
             --------------                          --------------------
                                        Block A Aircraft

             October 1997                                     Two (2)
             November 1997                                    Two (2)

                                        Block B Aircraft

             January 1998                                     Two (2)
             February 1998                                    Three (3)
             March 1998                                       Two (2)
             April 1998                                       Two (2)
             May 1998                                         Two (2)
             June 1998                                        One (1)
             July 1998                                        Two (2)
             September 1998                                   Two (2)

                                        Block C Aircraft

             February 1999                                    Four (4)
             May 1999                                         Four (4)
             July 1999                                        Four (4)
             September 1999                                   Four (4)

                                        Block D Aircraft

             January 2000                                     Four (4)
             March 2000                                       Four (4)
             July 2000                                        Four (4)
             September 2000                                   Three (3)

                                        Block E Aircraft

             January 2001                                     Three (3)
             March 2001                                       Three (3)
             July 2001                                        Three (3)
             September 2001                                   Three (3)

                                        Block F Aircraft

             October 1998                                     One (1)
             November 1998                                    Two (2)
             December 1998                                    Two (2)


P.A. NO. 1810                         2-1
K/SWA                                                                       SA-6

                                        Block G Aircraft

             March 1999                                       Two (2)

                                        Block H Aircraft

             June 1999                                        Two (2)
             August 1999                                      Two (2)
             September 1999                                   One (1)
             October 1999                                     Two (2)
             April 2000                                       Three (3)
             October 2000                                     Three (3)
             April 2001                                       Three (3)
             October 2001                                     Three (3)

                                        Block I Aircraft

             January 2002                                     Four (4)
             March 2002                                       Four (4)
             April 2002                                       Two (2)
             July 2002                                        Four (4)
             October 2002                                     Four (4)

                                        Block J Aircraft

             January 2003                                     Four (4)
             March 2003                                       One (1)

                                        Block K Aircraft

             April 2004                                       Two (2)
             July 2004                                        Three (3)

                                        Block L Aircraft

             November 1999                                    One (1)
             December 1999                                    One (1)
             November 2000                                    Two (2)
             December 2000                                    One (1)
             July 2001                                        One (1)
             September 2001                                   One (1)
             October 2001                                     One (1)
             September 2002                                   Three (3)
             September 2003                                   One (1)

         2.2 Notice of Target Delivery Date. Boeing will give Buyer notice of the Target Delivery Date of the Aircraft approximately 30 days prior to the scheduled month of delivery.

         2.3 Notice of Delivery Date. If Boeing gives Buyer at least 7 days' notice of the delivery date of the Aircraft, and an Aircraft delivery is delayed beyond such delivery date due to the responsibility of Buyer, Buyer will reimburse Boeing for all costs



P.A. NO. 1810                         2-2
K/SWA                                                                       SA-6
incurred by Boeing as a result of such delay, including amounts for storage, insurance, Taxes, preservation or protection of the Aircraft and interest on payments due.

         2.4 Place of Delivery. The Aircraft will be delivered at an airport facility selected by Boeing in the State of Washington, unless mutually agreed otherwise.

         2.5 Title and Risk of Loss. Title to and risk of loss of an Aircraft will pass from Boeing to Buyer upon delivery of such Aircraft, but not prior thereto.

         2.6 Bill of Sale. Upon delivery of an Aircraft Boeing will deliver to Buyer a bill of sale conveying good title to such Aircraft, free of all liens, claims, charges and encumbrances of every kind whatsoever, and such other appropriate documents of title as Buyer may reasonably request.




P.A. NO. 1810                         2-3
K/SWA                                                                       SA-6

ARTICLE  3.       Price of Aircraft.

         3.1      Definitions.

                  3.1.1 Special Features are the features incorporated in Exhibit A which have been selected by Buyer.

                  3.1.2 Base Aircraft Price is the Aircraft Basic Price excluding the price of Special Features.

                  3.1.3 Aircraft Basic Price is comprised of the Base Aircraft Price and the price of the Special Features.

                  3.1.4 Economic Price Adjustment is the adjustment to the Aircraft Basic Price (Base Aircraft and Special Features) as calculated pursuant to Exhibit D.

                  3.1.5 Aircraft Price is the total amount Buyer is to pay for the Aircraft at the time of delivery.

         3.2      Aircraft Basic Price.

                  The Aircraft Basic Price, expressed in July 1992 dollars, is set forth below:



P.A. NO. 1810                         15-1
K/SWA

                         BASE                    SPECIAL          AIRCRAFT
                         AIRCRAFT PRICE          FEATURES         BASIC PRICE
BLOCK A, B, C,
D & E AIRCRAFT           ***                     ***              ***
BLOCK F & G
AIRCRAFT                 ***                     ***              ***
BLOCK H
AIRCRAFT                 ***                     ***              ***
BLOCK I
AIRCRAFT                 ***                     ***              ***
BLOCK J
AIRCRAFT                 ***                     ***              ***
BLOCK K
AIRCRAFT                 ***                     ***              ***
BLOCK L
AIRCRAFT                 ***                     ***              ***


         3.3 Aircraft Price. The Aircraft Price will be established at the time of delivery of such Aircraft to Buyer and will be the sum of:

                  3.3.1 the Aircraft Basic Price, which is *** for the Block A, B, C, D and E Aircraft, *** for the Block F and G Aircraft, *** for the Block H Aircraft, *** for the Block I Aircraft, *** for the Block J Aircraft, *** for the Block K Aircraft and *** for the Block L Aircraft; plus

                  3.3.2 the Economic Price Adjustments for the Aircraft Basic Price, as calculated pursuant to the formulas set forth in Exhibit D (Price Adjustments Due to Economic Fluctuations Aircraft); plus

                  3.3.3 other price adjustments made pursuant to this Agreement or other written agreements executed by Boeing and Buyer.

         3.4      Advance Payment Base Price.

                  3.4.1 Advance Payment Base Price. For advance payment purposes, the following estimated delivery prices of the Aircraft (Advance Payment Base Price) have been established, using currently available forecasts of the escalation factors used by Boeing as of the date of signing this Agreement. The Advance Payment Base Price of each Aircraft is set forth below:


         Month and Year of                                Advance Payment Base
         Scheduled Delivery                               Price per Aircraft

                                   Block A Aircraft***


         October 1997
         November 1997



P.A. NO. 1810                     15-2
K/SWA

                                   Block B Aircraft***

         January 1998
         February 1998
         March 1998
         April 1998
         May 1998
         June 1998
         July 1998
         September 1998


                                   Block C Aircraft***

         February 1999
         May 1999
         July 1999
         September 1999

                                   Block D Aircraft***

         January 2000
         March 2000
         July 2000
         September 2000

                                   Block E Aircraft***

         January 2001
         March 2001
         July 2001
         September 2001

                                   Block F Aircraft***

         October 1998
         November 1998
         December 1998

                                   Block G Aircraft***

         March 1999

                                   Block H Aircraft***

         June 1999
         August 1999
         September 1999
         October 1999
         April 2000
         October 2000
         April 2001
         October 2001



P.A. NO. 1810                         15-3
K/SWA

                                   Block I Aircraft***

         January 2002
         March 2002
         April 2002
         July 2002
         October 2002




                                   Block J Aircraft***

         January 2003
         March 2003

                                   Block K Aircraft***

         April 2004
         July 2004

                                   Block L Aircraft***

         November 1999
         December 1999
         November 2000
         December 2000
         July 2001
         September 2001
         October 2001
         September 2002
         September 2003

                 3.4.2     Adjustment of Advance Payment Base Prices -
Long-Lead Aircraft. For Aircraft scheduled for delivery 36 months or more after the date of this Agreement, the Advance Payment Base Prices appearing in Article
3.4.1 will be used to determine the amount of the first advance payment to be made by Buyer on the Aircraft. No later than 25 months before the scheduled month of delivery of each affected Aircraft, Boeing will increase or decrease the Advance Payment Base Price of such Aircraft as required to reflect the effects of (i) any adjustments in the Aircraft Basic Price pursuant to this Agreement and (ii) the then-current forecasted escalation factors used by Boeing. Boeing will provide the adjusted Advance Payment Base Prices for each affected Aircraft to Buyer, and the advance payment schedule will be considered amended to substitute such adjusted Advance Payment Base Prices.



P.A. NO. 1810                         15-4
K/SWA

6-1162-RLL-943R1

Southwest Airlines Co.
P.O. Box 36611 - Love Field
Dallas, Texas  75235

Subject:  Letter Agreement No. 6-1162-RLL-943R1 to
                    Purchase Agreement No. 1810 -
                    Substitution Rights


This Letter Agreement amends Purchase Agreement No. 1810 dated as of even date herewith (the Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Buyer) relating to Model 737-7H4 aircraft (the Aircraft) and to Letter Agreement No. 6-1162-RLL-933R5 dated even date herewith, entitled "Option Aircraft," relating to the sale by Boeing and purchase by Buyer of sixty-two
(62) additional Model 737-7H4 aircraft (the Option Aircraft) and fifty-nine (59) Rollover Option Aircraft (Rollover Option Aircraft).

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

1.        Right of Substitution, Model 737-800, 737-600.

Buyer shall have the right to substitute in lieu of any of the Aircraft a Boeing Model 737-800 aircraft or Model 737-600 aircraft, as the case may be, (hereinafter referred to as the "Substitute Aircraft"), on a one-for-one basis, subject to the following terms and conditions:

1.1 Buyer must take delivery of a minimum of twenty-five (25) 737-7H4 aircraft before substituting either the 737-800 or the 737-600. Buyer's right to substitute is also only applicable for Substitute Aircraft delivering after January 1, 1999.

1.2 Buyer agrees to notify Boeing that it is considering the substitution of Aircraft provided herein as soon as possible after such substitution comes under consideration by Buyer and the parties shall thereupon commence technical discussions relating to configuration of the Substitute Aircraft.


------------------------

***   PURSUANT TO 17 CFR, 240.246-2, CONFIDENTIAL INFORMATION  HAS BEEN OMITTED
AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT APPLICATION FILED WITH THE COMMISSION.




P.A. No. 1810                                                            SA-6
K/SWA

Southwest Airlines Co.
6-1162-RLL-943R1   Page 2


1.3 In order to support the configuration of Buyer's initial Substitute Aircraft, Buyer will provide Boeing with its written or telegraphic notice of its election to substitute the first Substitute Aircraft twenty-four (24) months prior to the then-current scheduled month of delivery of the aircraft for which substitution is being made. Buyer and Boeing will define the initial Substitute Aircraft configuration eighteen (18) months prior to delivery of the aircraft for which substitution is being made.

1.4 For follow on Substitute Aircraft, Buyer shall provide Boeing with its written or telegraphic notice of its election to substitute aircraft and the parties shall execute a definitive agreement for the Substitute Aircraft no later than eighteen (18) months prior to the then-current scheduled month of delivery of the aircraft for which substitution is being made.

1.5 The delivery of the Substitute Aircraft shall occur during the same general time period as the Aircraft for which substitution is being made, unless otherwise agreed by the parties.

1.6 Promptly after receipt of notice from Buyer of its election to substitute, Boeing shall prepare and submit to Buyer appropriate documents amending the Agreement to reflect the manufacture and sale of such Substitute Aircraft to Buyer.

1.7 If Boeing discontinues production of the Model 737-800 or 737-600 aircraft at any time which would affect Boeing's ability to manufacture and deliver any Substitute Aircraft to Buyer, the parties will discuss the substitution of other Boeing model aircraft being offered for delivery during the delivery period of the affected Aircraft. Any such substitution shall be subject to mutually agreeable terms and conditions, recognizing that the delivery month of any substitute aircraft shall be subject to Boeing's then current manufacturing capabilities and other delivery commitments.

2.       Price of Substitute Aircraft.

         Upon notification by Buyer of Buyers intent to substitute, Boeing will provide the then-current price of such Substitute Aircraft to Buyer.

Southwest Airlines Co.
6-1162-RLL-943R1   Page 3

3.       Credit Memorandum - 737-800.

         In consideration of Buyer's purchase of the model 737-800 Substitute Aircraft, Boeing will issue to Buyer at the time of delivery of each model 737-800 Substitute Aircraft a credit memorandum which may be used by Buyer for the purchase of Boeing goods and services or applied to the final delivery payment for the model 737-800 Substitute Aircraft for which the credit was issued. The amount of this credit memorandum applicable to each model 737-800 Substitute Aircraft will be *** of the 737-800 Substitute Aircraft Base Price (July 1992 STE $) ***.

4.       Credit Memorandum - 737-600.

         In consideration of Buyer's purchase of the model 737-600 Substitute Aircraft, Boeing will issue to Buyer at the time of delivery of each model 737-600 Substitute Aircraft a credit memorandum which may be used by Buyer for the purchase of Boeing goods and services or applied to the final delivery payment for the model 737-600 Substitute Aircraft for which the credit was issued. The amount of this credit memorandum applicable to each model 737-600 Substitute Aircraft will be *** of the model 737-600 Substitute Aircraft Base Price (July 1992 STE $) ***.

5.       Training Matters.

         Specific reference is made to Letter Agreement No. 6-1162-RLL-940 "Training Matters" which does apply to the 737-600 substitute aircraft but does not apply in any way to the 737-800 substitute aircraft.

6.       Engine Thrust for Substitute Aircraft.

         Reference is made to Exhibit A to the Agreement and specifically to Change Request 7200XX3005 where Buyer has selected an increase in thrust from 20,000 pounds to 22,000 pounds thrust. If Buyer exercises its option to substitute in accordance with this Letter Agreement, the additional thrust from 20,000 pounds will be provided free of charge to Buyer. Buyer will be responsible for the price to increase the thrust from 22,000 pounds to such higher thrust that Buyer selects for the 737-800.


P.A No. 1810
K/SWA                                                                      SA-6

Southwest Airlines Co.
6-1162-RLL-943R1   Page 4


7.       Confidential Treatment.

         Buyer understands that certain commercial and financial information contained in this Letter Agreement is considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity, except as provided in Letter Agreement 6-1162-RLL-934.


         Very truly yours,

         THE BOEING COMPANY

         By /s/ DAWN S. FOSTER
           ----------------------------

        Its
            ---------------------

         ACCEPTED AND AGREED TO as of this

         date: ______, 1998

         Southwest Airlines Co.

         By /S/ GARY A. BARRON
           ----------------------------

         Its
            ---------------------



P.A. No. 1810                                                            SA-6
K/SWA

6-1162-RLL-933R5


Southwest Airlines Co.
P.O. Box 36611 - Love Field
Dallas, Texas  75235

Subject:     Letter Agreement No. 6-1162-RLL-933R5 to
                Purchase Agreement No. 1810 - Option Aircraft


This Letter Agreement amends Purchase Agreement No. 1810 dated as of January 19, 1994 (the Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Buyer) relating to Model 737-7H4 aircraft (Aircraft).

All terms used and not defined herein will have the same meaning as in the Agreement.

In consideration of the purchase by Buyer of the Aircraft, Boeing hereby agrees to manufacture and sell to Buyer sixty-two (62) additional Model 737-7H4 aircraft as described in paragraph 1 of Attachment A hereto (Option Aircraft) and fifty-nine (59) Model 737-7H4 Rollover Option Aircraft (Rollover Option Aircraft), subject to the terms and conditions set forth below.

1.       Delivery of Option Aircraft.

         The Option Aircraft will be delivered to Buyer during or before the months set forth in the following schedule:

                                          Number of                Option
         Month and Year                   Option                   Aircraft
         of Delivery                      Aircraft                  Block
         -----------                      --------                 --------
         March 2003                       Three (3)                     M
         April 2003                       Two   (2)                     M
         July 2003                        Four  (4)                     M
         October 2003                     Four  (4)                     M

         January 2004                     Four  (4)                     N
         March 2004                       One   (1)                     N
         April 2004                       One   (1)                     N
         August 2004                      Two   (2)                     N
         September 2004                   Three (3)                     N
         October 2004                     Two   (2)                     N

----------

*** PURSUANT TO 17 CFR, 240.246-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT APPLICATION FILED WITH THE COMMISSION.


P.A. No. 1810
K/SWA                                                                      SA-6

Southwest Airlines Co.
6-1162-RLL-933R5   Page 2


                                          Number of                Option
         Month and Year                   Option                   Aircraft
         of Delivery                      Aircraft                  Block
         -----------                      --------                 --------
         January 2005                     Four (4)                    O
         March 2005                       Four (4)                    O
         April 2005                       Two  (2)                    O
         July 2005                        Four (4)                    O
         October 2005                     Four (4)                    O

         January 2006                     Four (4)                    P
         March 2006                       Four (4)                    P
         April 2006                       Two  (2)                    P
         July 2006                        Four (4)                    P
         October 2006                     Four (4)                    P


2.       Delivery of Rollover Option Aircraft.

         2.1 The Rollover Option Aircraft will be delivered to Buyer during or before the years set forth in the following schedule:

                                                                     Option
             Year of                   Number of                    Aircraft
             Delivery                  Option Aircraft                Block
             --------                  ---------------              --------
             2007                      Twenty   (20)                     Q
             2008                      Twenty   (20)                     R
             2009                      Nineteen (19)                     S

         2.2 The fifty-nine (59) Rollover Option Aircraft are offered to Buyer subject to the following conditions:

               2.2.1     Buyer can exercise any fifty-nine (59) of the sixty-two
(62) Option Aircraft, and will be offered a Rollover Option Aircraft for each option aircraft exercised up to and including fifty-nine (59).

               2.2.2 Conversely to Article 2.2.1 above, if Buyer does not exercise a minimum of fifty-nine (59) Option Aircraft, one Rollover Option Aircraft will be deleted for each Option Aircraft not exercised by Buyer.

               2.2.3 When Buyer exercises one or more Option Aircraft, Boeing will offer the same quantity of Rollover Option Aircraft to Buyer in the years identified in Article 2.1 above.

               2.2.4 The Rollover Option Aircraft delivery month offered by Boeing to Buyer will be at least 24 months from the Option exercise date of the corresponding option.

               2.2.5 When Boeing offers the Rollover Option Aircraft to Buyer, Buyer will accept such Rollover Option Aircraft by wire transferring $100,000 to Boeing. In the event Buyer exercises its option to purchase the Rollover Option Aircraft, such application will be in accordance with Article
4.1 herein.


P.A. No. 1810
K/SWA                                                                      SA-6

Southwest Airlines Co.
6-1162-RLL-933R5   Page 3


3.       Price.

         3.1 The advance payment base prices of the Option Aircraft set forth below and in paragraph 2.1 of Attachment A represent the estimated delivery prices of the Option Aircraft. The Option Aircraft pricing elements and associated pricing terms and conditions are given in Attachment A.

         3.2 Price and escalation provisions for Model 737-7H4 aircraft delivering after 2002, are not currently available. The estimated Advance Payment Base Prices shown in paragraph 3.3 below and in paragraph 2.1 of Attachment A are based on currently available price and escalation provisions. As price and escalation provisions become available for Model 737-7H4 aircraft delivering after 2002, such price and escalation provisions will be appropriately applied to the applicable Option Aircraft.

For additional information relating to price and escalation provisions applicable to Option Aircraft delivering after 2002 refer to paragraphs 2.2 and
3.2 of Attachment A.

         3.3 The Advance Payment Base Prices of the Option Aircraft indicated below do include an amount for special features in addition to those specifically described in Attachment A but do not include any amount for items of Buyer Furnished Equipment (BFE). An estimate for typical special features is *** per Aircraft (expressed in 1992 STE dollars) and for BFE is *** per Aircraft (expressed in delivery year dollars).

             Month and Year                         Advance Payment Base
             of Delivery                            Price per Option Aircraft
             -----------                            -------------------------

                                  Block M Aircraft***

             March 2003
             April 2003
             July 2003
             October 2003

                                  Block N Aircraft***

             January 2004
             March 2004
             April 2004
             August 2004
             September 2004
             October 2004

                                  Block O Aircraft***

             January 2005
             March 2005
             April 2005
             July 2005
             October 2005

                                  Block P Aircraft***

             January 2006
             March 2006
             April 2006
             July 2006
             October 2006


P.A. No. 1810
K/SWA                                                                      SA-6

Southwest Airlines Co.
6-1162-RLL-933R5   Page 4


         3.4 The Option Aircraft purchase price will be the applicable basic price thereof at the time of Option Aircraft delivery adjusted in accordance with Boeing's Aircraft escalation provisions contained in the definitive agreement to purchase the Option Aircraft. The purchase price will include the price for Seller Purchased Equipment (SPE) if Buyer has elected to change Buyer Furnished Equipment (BFE) to SPE.

4.       Option Aircraft Payment.

         4.1 In consideration of the granting of the option as set forth herein, on or before the date Boeing and Buyer enter into a definitive agreement to purchase the Aircraft, Buyer will pay a deposit to Boeing of $100,000 for each Option Aircraft (Deposit). In the event Buyer exercises its option herein, the amount of the Deposit will be credited against the first advance payment due for such Option Aircraft pursuant to the advance payment schedule set forth in paragraph 3 of Attachment A. The Deposits for the Option Aircraft will be refunded to Buyer, without interest, if the parties do not enter into a definitive Agreement for the Aircraft.

In the event that, after the parties enter into a definitive agreement to purchase the Aircraft, Buyer does not exercise its option to purchase the Option Aircraft pursuant to the terms and conditions set forth herein, Boeing will be entitled to retain the Deposits for the Option Aircraft except as provided in paragraphs 6 herein.

         4.2 Advance payments in the amount of 30% of the advance payment base price will be payable on the Option Aircraft in accordance with paragraph 3 of Attachment A. The remainder of the Option Aircraft purchase price is due at the time of delivery of the Option Aircraft.

5.       Option Exercise.

         5.1 To exercise its Option, Buyer will give written or telegraphic notice thereof to Boeing on or before eighteen (18) months prior to the first day of the delivery month of each Option Aircraft.

In such notice Buyer will select the Option Model type, and the applicable delivery positions.

         5.2 It is understood and agreed that Boeing may accelerate the option exercise dates specified above if Boeing must make production decisions which are dependent on Buyer's decision to buy the Option Aircraft. If Boeing elects to accelerate the option exercise dates, Boeing will do so by giving written or telegraphic notice thereof to Buyer. Such notice will specify the revised option

P.A. No. 1810
K/SWA                                                                      SA-6

Southwest Airlines Co.
6-1162-RLL-933R5   Page 5

exercise dates, which will not be earlier than 30 days after the date of transmittal of such notice, and the Option Aircraft delivery positions affected by such revision. If Buyer fails to exercise its option for any Option Aircraft affected by such revised dates, the Deposit applicable to such Option Aircraft will be promptly refunded, with interest, to Buyer. The interest rate for calculation of the interest associated with such refund is the rate of two percent (2%) below the Citibank base rate in effect from time to time during the period the option deposit is held by Boeing.

6.       Contract Terms.

         It is understood that Boeing and Buyer will use their best efforts to enter into a definitive agreement for the Option Aircraft within thirty (30) days after Buyer exercises an option to purchase Option Aircraft pursuant to paragraph 5 covering the detailed terms and conditions for the sale of such Option Aircraft.

Such definitive agreement will include the terms and conditions contained herein together with the terms and conditions, not inconsistent herewith, contained in Boeing's then-current standard form of purchase agreement for the sale of Model 737-700 aircraft in effect as of the date of option exercise and such additional terms and conditions as may be mutually agreed upon. In the event the parties have not entered into such an agreement within the time period contemplated herein, either party may, exercisable by written or telegraphic notice given to the other within thirty (30) days after such period, terminate the purchase of such Option Aircraft.

7.       Termination of Option to Purchase.

         Either Boeing or Buyer may terminate the option to purchase an Option Aircraft if any of the following events are not accomplished by the respective dates contemplated in this letter agreement, or in the Agreement, as the case may be:

         (i) termination of the purchase of the Aircraft under the Agreement for any reason;

         (ii) payment by Buyer of the Deposit with respect to an Option Aircraft pursuant to paragraph 4.1 herein;

         (iii) exercise of an option to purchase an Option Aircraft pursuant to the terms hereof. Any termination of an option to purchase by Boeing which is based on the termination of the purchase of Aircraft under the Agreement will be on a one-for-one basis, for each Aircraft so terminated.

Any cancellation of an option to purchase which is based on failure to make the required Deposit or to exercise the option to purchase shall only apply to the Option Aircraft so canceled.

Termination of an option to purchase provided by this letter agreement will be caused by either party giving written notice to the other within 10 days after the applicable date. Upon receipt of such notice, all rights and obligations of the parties with respect to an Option Aircraft for which the option to purchase has been terminate will thereupon terminate.

P.A. No. 1810
K/SWA                                                                      SA-6

Southwest Airlines Co.
6-1162-RLL-933R5   Page 6

If termination is result of a revision of an option exercise date by Boeing pursuant to paragraph 5.2, Boeing will promptly refund to Buyer, without interest, any payments received from Buyer, including the Deposit, with respect to the Option Aircraft for which the option is terminated. If termination is for any other reason, Boeing will promptly refund to Buyer, without interest, any payments received from Buyer with respect to the affected Option Aircraft, except the Deposit, which Buyer may apply to any model Boeing aircraft purchased by Buyer from Boeing at a future date.

8. Confidential Treatment. Buyer understands that certain commercial and financial information contained in this Letter Agreement including any attachments hereto is considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the

P.A. No. 1810
K/SWA                                                                      SA-6

Southwest Airlines Co.
6-1162-RLL-933R5   Page 7

information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity except as provided in Letter Agreement No. 6-1162-RLL-934R1.

Very truly yours,

THE BOEING COMPANY



By /S/ DAWN S. FOSTER
  ----------------------------
Its ATTORNEY-IN-FACT
   ---------------------------

ACCEPTED AND AGREED TO this

date:   AUGUST 24 , 1998
       -----------

SOUTHWEST AIRLINES CO.


By /s/ GARY A. BARRON
  ----------------------------

Its EXECUTIVE VP & COO
   ---------------------------

Attachments



P.A. No. 1810
K/SWA                                                                      SA-6

Attachment A to
6-1162-RLL-933R5
Page 1

Model 737-7H4 Aircraft

1.       Option Aircraft Description and Changes.

         1.1 Aircraft Description. The Option Aircraft is described by Boeing Detail Specification D6-38808-1, Dated October 30 ,1996.

         1.2   Changes. The Detail Specification will be revised to include:

               (1) Changes applicable to the basic Model 737-700 aircraft which are developed by Boeing between the date of the Detail Specification and the signing of a definitive agreement to purchase the Option Aircraft.

               (2)      Changes mutually agreed upon.

               (3) Changes required to obtain a Standard Certificate of Airworthiness.

               (4) To provide sufficient Option Aircraft manufacturing and procurement lead time it is necessary for Boeing and Buyer to reach final agreement on the Option Aircraft configuration, including BFE/SPE vendor selection fifteen (15) months prior to delivery of each Option Aircraft. If such items are not resolved by the indicated dates, Boeing reserves the right to amend this letter agreement:

                        (i) to adjust the scheduled delivery of the Option Aircraft to a later time period and,

                        (ii) to make such other changes as are appropriate and consistent with the revised Option Aircraft deliveries.

         1.3 Effect of Changes. Changes to the Detail Specification incorporated pursuant to the provisions of the clauses above will include the effects of such changes upon Option Aircraft weight, balance, design and performance. Performance guarantees for the Option Aircraft which are mutually acceptable to the parties will be included in the definitive agreement for the Option Aircraft.


P.A. No. 1810
K/SWA                                                                      SA-6

Attachment A to
6-1162-RLL-933R5
Page 2


2.       Price Description

         2.1   Price Elements Per Aircraft


                     1                   2            3
               AIRCRAFT &                                      ADV. PMT.
AIRCRAFT      ESTIMATED SPECIAL                   ESTIMATED   BASE PRICE
DELIVERY       FEATURES PRICE        ESTIMATED    ESCALATION  (Elements)
MO. & YR.       (JULY 1992$)         ESCALATION    SHARING     1 + 2 + 3
---------     -----------------      ----------   ----------  ----------

BLOCK M

MARCH 2003           ***                ***         ***          ***
APRIL 2003           ***                ***         ***          ***
JULY 2003            ***                ***         ***          ***
OCTOBER 2003         ***                ***         ***          ***

BLOCK N

JANUARY 2004         ***                ***         ***          ***
MARCH 2004           ***                ***         ***          ***
APRIL 2004           ***                ***         ***          ***
AUGUST 2004          ***                ***         ***          ***
SEPTEMBER 2004       ***                ***         ***          ***
OCTOBER 2004         ***                ***         ***          ***

BLOCK O

JANUARY 2005         ***                ***         ***          ***
MARCH 2005           ***                ***         ***          ***
APRIL 2005           ***                ***         ***          ***
JULY 2005            ***                ***         ***          ***
OCTOBER 2005         ***                ***         ***          ***

BLOCK P

JANUARY 2006         ***                ***         ***          ***
MARCH 2006           ***                ***         ***          ***
APRIL 2006           ***                ***         ***          ***
JULY 2006            ***                ***         ***          ***
OCTOBER 2006         ***                ***         ***          ***

Continued Next Page...

P.A. No. 1810
K/SWA                                                                      SA-6

Attachment A to
6-1162-RLL-933R5
Page 3


2.       Price Description. (Continued)

         2.2 Price Adjustments For Option Aircraft Delivering From March 2003 through December 2009.

         2.2.1 Special Features. The price for Special Features incorporated in the Option Aircraft Detail Specification will be adjusted to Boeing's then-current prices for such features as of the date of execution of the definitive agreement for the Option Aircraft.

         2.2.2 Escalation Adjustments. For escalation provisions applicable to Option Aircraft delivering after 2002, see paragraph 2.2.6 below.

         2.2.3 Base Price Adjustments for FAA Changes. The Aircraft Basic Price of the Option Aircraft will be adjusted for any FAA mandated changes incorporated into the Aircraft.

         2.2.4 Price Adjustments for Changes. Boeing may adjust the Aircraft Basic Price and the Advance Payment Base Price for any changes mutually agreed upon subsequent to the date that Buyer and Boeing enter into a definitive agreement for the Option Aircraft.

         2.2.5 Base Price Adjustments. The Aircraft Basic Price of the Option Aircraft will be adjusted to Boeing's then-current prices as of the date of execution of the definitive agreement for the Option Aircraft in accordance with the agreement reached below. The Aircraft Basic Price starting point for options delivering in 2003 is *** (July 1992 STE), for options delivering in 2004 is *** (July 1992 STE), for options delivering in 2005 through 2009 is *** (July 1992 STE). Such Aircraft Basic Price may increase in accordance with paragraphs 2.2.1, 2.2.2, 2.2.3 and 2.2.4. For any other changes to the Aircraft Basic Price, Boeing may increase the Aircraft Basic Price by a maximum of *** (July 1992 STE) for Aircraft delivering in 2005 and by a maximum of *** (July 1992 STE) per year or portion thereof starting in January 2006.

         2.2.6 Prices for Long Lead Time Aircraft. Boeing has not established escalation provisions for Model 737-700 aircraft for delivery 2003 and after. Such escalation provisions (i) will be incorporated into the Option Aircraft definitive agreement when such information is available and (ii) will be the then-current escalation provisions applicable to the same model aircraft and engines delivering in the same time period as the Option Aircraft. The resulting revisions to the definitive agreement will include but not be limited to, adjustment of the Aircraft Basic Price of the Option Aircraft, the Advance Payment Base Price, the Aircraft escalation provisions and the advance payment amounts due on the Option Aircraft.

         2.2.7 BFE to SPE. An estimate of the total price for items of Buyer Furnished Equipment (BFE) changed to Seller Purchased Equipment (SPE) pursuant to the Configuration Specification is included in the Option Aircraft price build-up. The purchase price of the Option Aircraft will be adjusted by the price charged to Boeing for such items plus 10% of such price. If all BFE except developmental avionics is converted to SPE, Boeing will waive the 10% fee.



P.A. No. 1810
K/SWA                                                                      SA-6

Attachment A to
6-1162-RLL-933R5
Page 4


3.       Advance Payment Schedules, Prices and Adjustments.

         3.1 Buyer will pay to Boeing advance payments for the Option Aircraft on the dates and in the amounts determined below.

                                                                 Amount Due per Aircraft
                                                                 -----------------------
                                                                    (Percentage times
Due Date of Payment                                            Advance Payment Base Price)
-------------------

Deposit                                                              $100,000 (if applicable)

18 months prior to the first                                               15% (less the
day of the scheduled delivery                                                    Deposit if any)
month of the Aircraft

12 months prior to the first                                                5%
day of the scheduled delivery
month of the Aircraft

9 months prior to the first                                                 5%
day of the scheduled delivery
month of the Aircraft

6 months prior to the first                                                 5%
day of the scheduled delivery
month of the Aircraft
                                                                           --

                    Total                                                  30%

Any advance payments that would be past due as of the date of signing the definitive purchase agreement for the Option Aircraft in accordance with the above schedule are due and payable on such date.

         3.2 Option Aircraft advance payment base prices will be increased or decreased, as appropriate, at the time of signing of the definitive purchase agreement for the Option Aircraft, using the then-current forecasted aircraft escalation factors used by Boeing, to determine the amount of the advance payments to be made by Buyer on the Option Aircraft.


P.A. No. 1810
K/SWA                                                                      SA-6

Attachment B to
6-1162-RLL-933R5
Page 1


                             PRICE ADJUSTMENT DUE TO
                              ECONOMIC FLUCTUATIONS
                            AIRCRAFT PRICE ADJUSTMENT
                             (July 1992 Base Price)


1.       Formula.

         The Aircraft Price Adjustment will be determined at the time of Aircraft delivery in accordance with the following formula:

         Pa = (P)(L + M - 1)

         Where:

         Pa =  Aircraft Price Adjustment.

         L =   .65 x  ECI
                     -----
                     116.2

         M =   .35 x  ICI
                     -----
                     115.9

         P =   Aircraft Basic Price (as set forth in Article 3.2 of this
               Agreement).

  ECI = A value using the "Employment Cost Index for workers in aerospace manufacturing" (aircraft manufacturing, standard industrial classification code 3721, compensation, base month and year June 1989 =
         100), as released by the Bureau of Labor Statistics, U.S. Department of Labor on a quarterly basis for the months of March, June, September and December, calculated as follows: A three-month arithmetic average value (expressed as a decimal and rounded to the nearest tenth) will be determined using the months set forth in the table below for the applicable Aircraft, with the released Employment Cost Index value described above for the month of March also being used for the months of January and February; the value for June also used for April and May; the value for September also used for July and August; and the value for December also used for October and November.



P.A. No. 1810
K/SWA                                                                      SA-6

Attachment B to
6-1162-RLL-933R5
Page 2

  ICI = The three-month arithmetic average of the released monthly values for the Industrial Commodities Index as set forth in the "Producer Prices and Price Index" (Base Year 1982 = 100) as released by the Bureau of Labor Statistics, U.S. Department of Labor values (expressed as a decimal and rounded to the nearest tenth) for the months set forth in the table below for the applicable Aircraft.

         In determining the value of L, the ratio of ECI divided by 116.2 will be expressed as a decimal rounded to the nearest ten-thousandth and then multiplied by .65 with the resulting value also expressed as a decimal and rounded to the nearest ten-thousandth.

         In determining the value of M, the ratio of ICI divided by 115.9 will be expressed as a decimal rounded to the nearest ten-thousandth and then multiplied by .35 with the resulting value also expressed as a decimal and rounded to the nearest ten-thousandth.

                                             Months to be Utilized
Month of Scheduled                            in Determining the
Aircraft Delivery                             Value of ECI and ICI
------------------                           ---------------------
January                               June     B,   July    B,   Aug.    B
February                              July     B,   Aug.    B,   Sept.   B
March                                 Aug.     B,   Sept.   B,   Oct.    B
April                                 Sept.    B,   Oct.    B,   Nov.    B
May                                   Oct.     B,   Nov.    B,   Dec.    B
June                                  Nov.     B,   Dec.    B,   Jan.    D
July                                  Dec.     B,   Jan.    D,   Feb.    D
August                                Jan.     D,   Feb.    D,   Mar.    D
September                             Feb.     D,   Mar.    D,   Apr.    D
October                               Mar.     D,   Apr.    D,   May     D
November                              Apr.     D,   May     D,   June    D
December                              May      D,   June    D,   July    D

The following definitions of B and D will apply:

     B    =       The calendar year before the year in which the scheduled month of delivery as set forth in Paragraph 1 occurs.

     D    =       The calendar year during which the scheduled month of delivery as set forth in Paragraph 1 occurs.



P.A. No. 1810
K/SWA                                                                      SA-6

Attachment B to
6-1162-RLL-933R5
Page 3


2. If at the time of delivery of an Aircraft Boeing is unable to determine the Aircraft Price Adjustment because the applicable values to be used to determine the ECI and ICI have not been released by the Bureau of Labor Statistics, then:

         2.1 The Aircraft Price Adjustment, to be used at the time of delivery of each of the Aircraft, will be determined by utilizing the escalation provisions set forth above. The values released by the Bureau of Labor Statistics and available to Boeing 30 days prior to scheduled Aircraft delivery will be used to determine the ECI and ICI values for the applicable months (including those noted as preliminary by the Bureau of Labor Statistics) to calculate the Aircraft Price Adjustment. If no values have been released for an applicable month, the provisions set forth in Paragraph 2.2 below will apply. If prior to delivery of an Aircraft the U.S. Department of Labor changes the base year for determination of the ECI or ICI values as defined above, such rebased values will be incorporated in the Aircraft Price Adjustment calculation. The payment by Buyer to Boeing of the amount of the Purchase Price for such Aircraft, as determined at the time of Aircraft delivery, will be deemed to be the payment for such Aircraft required at the delivery thereof.

         2.2 If prior to delivery of an Aircraft the U.S. Department of Labor substantially revises the methodology used for the determination of the values to be used to determine the ECI and ICI values (in contrast to benchmark adjustments or other corrections of previously released values), or for any reason has not released values needed to determine the applicable Aircraft Price Adjustment, the parties will, prior to delivery of any such Aircraft, select a substitute for such values from data published by the Bureau of Labor Statistics or other similar data reported by non-governmental United States organizations, such substitute to lead in application to the same adjustment result, insofar as possible, as would have been achieved by continuing the use of the original values as they may have fluctuated during the applicable time period. Appropriate revision of the formula will be made as required to reflect any substitute values. However, if within 24 months from delivery of the Aircraft the Bureau of Labor Statistics should resume releasing values for the months needed to determine the Aircraft Price Adjustment, such values will be used to determine any increase or decrease in the Aircraft Price Adjustment for the Aircraft from that determined at the time of delivery of such Aircraft.



P.A. No. 1810
K/SWA                                                                      SA-6

Attachment B to
6-1162-RLL-933R5
Page 4


         2.3 In the event escalation provisions are made non-enforceable or otherwise rendered null and void by any agency of the United States Government, the parties agree, to the extent they may lawfully do so, to equitably adjust the Purchase Price of any affected Aircraft to reflect an allowance for increases or decreases in labor compensation and material costs occurring since February, 1992, which is consistent with the applicable provisions of paragraph 1 of this Exhibit D.

3. For the calculations herein, the values released by the Bureau of Labor Statistics and available to Boeing 30 days prior to scheduled Aircraft delivery will be used to determine the ECI and ICI values for the applicable months (including those noted as preliminary by the Bureau of Labor Statistics) to calculate the Aircraft Price Adjustment.

Note: Any rounding of a number, as required under this Exhibit D with respect to escalation of the airframe price, will be accomplished as follows: if the first digit of the portion to be dropped from the number to be rounded is five or greater, the preceding digit will be raised to the next higher number.



P.A. No. 1810
K/SWA                                                                      SA-6

                                                                    EXHIBIT 10.1


                          Supplemental Agreement No. 7

                                       to

                           Purchase Agreement No. 1810

                                     between

                               The Boeing Company

                                       and

                             SOUTHWEST AIRLINES CO.

                    Relating to Boeing Model 737-7H4 Aircraft


         THIS SUPPLEMENTAL AGREEMENT, entered into as of DECEMBER 29, 1998, by and between THE BOEING COMPANY, a Delaware corporation with its principal offices in Seattle, Washington, (Boeing) and SOUTHWEST AIRLINES CO., a Texas corporation with its principal offices in City of Dallas, State of Texas (Buyer);

         WHEREAS, the parties hereto entered into Purchase Agreement No. 1810 dated January 19, 1994, relating to Boeing Model 737-7H4 aircraft (the Agreement) and;

         WHEREAS, Buyer has agreed to exercise the option to purchase one (1) additional Option Aircraft and to accelerate delivery of that Option Aircraft from October 2006 to December 1999 (1), and to accelerate one Block "H" Aircraft from August 1999 to July 1999, one Block "C" Aircraft from September 1999 to August 1999, one Block "H" Aircraft from October 1999 to September 1999, one Block "L" Aircraft from November 1999 to October 1999, one Block "L" Aircraft from December 1999 to November 1999, two Block "D" Aircraft from January 2000 to November 1999, one Block "D" Aircraft from January 2000 to December 1999 and one Block "L" Aircraft from September 2003 to November 1999;

------------------------

***   PURSUANT TO 17 CFR, 240.246-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED
AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT APPLICATION FILED WITH THE COMMISSION.

P.A. No.1810                         SA-7-1
K/SWA

         NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Agreement as follows:

1. The Table of Contents of the Agreement is deleted in its entirety and a new Table of Contents is attached hereto and incorporated into the Agreement by this reference.

2. Article 1, entitled "Subject Matter of Sale," paragraph 1.1 entitled "The Aircraft" is deleted in its entirety and replaced by a new paragraph 1.1 revised to reflect one hundred thirty (130) Aircraft. Such new page 1-1 is attached hereto and incorporated into the Agreement by this reference.

3. Article 2, entitled "Delivery, Title and Risk of Loss," paragraph 2.1, entitled "Time of Delivery," is deleted in its entirety and replaced by a new paragraph 2.1 revised to accelerate one (1) Block "C" Aircraft from September 1999 to August 1999, two (2) Block "D" Aircraft from January 2000 to November 1999, one (1) Block "D" Aircraft from January 2000 to December 1999, one (1) Block "H" Aircraft from August 1999 to July 1999, one (1) Block "H" Aircraft from October 1999 to September 1999, one (1) Block "L Aircraft from November 1999 to October 1999, one (1) Block "L" from December 1999 to November 1999, one
(1) Block "L" Aircraft from September 2003 to November 1999 and to add one (1) Block "L" Aircraft for delivery in December 1999. Such new pages 2-1, 2-2 and 2-3 are attached hereto and incorporated into the Agreement by this reference.

4. Article 3, entitled "Price of Aircraft", paragraph 3.4 entitled "Advance Payment Base Price," subparagraph 3.4.1 entitled "Advance Payment Base Price" is revised by adding Advance Payment Base Prices for the Block "C" August 1999 Aircraft, for the Block "D" November 1999 and December 1999 Aircraft, for the Block "H" July 1999 Aircraft, and for the Block "L" October 1999 Aircraft and to delete the Advance Payment Base Price for the Block "L" September 2003 Aircraft. Such new pages 3-1, 3-2, 3-3 and 3-4 are attached hereto and incorporated into the Agreement by this reference.

5. Letter Agreement No. 6-1162-RLL-933R5 entitled "Option Aircraft" is deleted in its entirety and replaced with Letter Agreement No. 6-1162-RLL-933R6 attached hereto and incorporated herein by this reference. The third paragraph is revised to refer to fifty-eight (58) Rollover Option Aircraft. Article 2 entitled "Delivery of Rollover Option Aircraft," paragraph 2.1 is revised to change the

P.A. No. 1810                      SA-7-2
K/SWA
quantity of Rollover Option Aircraft from nineteen (19) to eighteen (18) in the year 2009; paragraph 2.2 and subparagraphs 2.2.1 and 2.2.2 are revised by changing the quantity of Rollover Option Aircraft from fifty-nine (59) to fifty-eight (58).

6. All references in the Letter Agreements associated with Purchase Agreement No. 1810 shall be deemed to refer to the purchase by Buyer of one hundred thirty
(130) Model 737-7H4 Aircraft, sixty-two (62) Model 737-7H4 Option Aircraft and fifty-eight (58) Model 737-7H4 Rollover Option Aircraft, to the extent such reference is not specifically addressed herein.

7. Concurrent with execution of this Supplemental Agreement, Buyer will pay to Boeing***. Such amount reflects the difference in advance payments due as a result of the acceleration of the Aircraft as described above, the exercise of the Option to purchase one Aircraft and the deposit due for one Rollover Option Aircraft converted to an Option Aircraft.

The Agreement will be deemed to be supplemented to the extent herein provided and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY                          SOUTHWEST AIRLINES CO.



By:  /S/ DAWN S. FOSTER             By: /S/ GARY A. BARRON
   -----------------------             ------------------------


Its:    Attorney-In-Fact            Its: EXECUTIVE V.P. & COO
    ----------------------              -----------------------

P.A. No. 1810                      SA-7-3
K/SWA

                                                                    Exhibit 10.1



                               PURCHASE AGREEMENT

                                     between

                               THE BOEING COMPANY

                                       and

                             SOUTHWEST AIRLINES CO.






                    Relating to Boeing Model 737-7H4 Aircraft

                         Purchase Agreement Number 1810


------------------------

*** PURSUANT TO 17 CFR, 240.246-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND
    HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT APPLICATION FILED WITH THE COMMISSION.

P.A. No. 1810
K/SWA

                                TABLE OF CONTENTS

                                                                        Page             SA
                                                                      Number         Number
                                                                      ------         ------
ARTICLES
--------
1.       Subject Matter of Sale..........................................1-1          SA-7

2.       Delivery, Title and Risk
         of Loss.........................................................2-1          SA-7

3.       Price of Aircraft...............................................3-1          SA-7

4.       Taxes...........................................................4-1

5.       Payment.........................................................5-1

6.       Excusable Delay.................................................6-1

7.       Changes to the Detail
         Specification...................................................7-1          SA-1

8.       Federal Aviation Requirements and
         Certificates and Export License.................................8-1

9.       Representatives, Inspection,
         Flights and Test Data...........................................9-1

10.      Assignment, Resale or Lease....................................10-1

11.      Termination for Certain Events.................................11-1

12.      Product Assurance; Disclaimer and
         Release; Exclusion of Liabilities;
         Customer Support; Indemnification
         and Insurance..................................................12-1

13.      Buyer Furnished Equipment and
         Spare Parts....................................................13-1

14.      Contractual Notices and Requests...............................14-1

15.      Miscellaneous..................................................15-1


P.A. No. 1810
K/SWA                               i                                       SA-7

                                TABLE OF CONTENTS

                                                                       SA
                                                                   Number
                                                                   ------
EXHIBITS
--------
A        Aircraft Configuration                                      SA-1

B        Product Assurance Document                                  SA-1

C        Customer Support Document

D        Price Adjustments Due to
         Economic Fluctuations - Aircraft

E        Buyer Furnished Equipment
         Provisions Document

F        Defined Terms Document



LETTER AGREEMENTS
-----------------
1810-1   Waiver of Aircraft Demonstration Flight







P.A. No. 1810                           ii
K/SWA                                                                       SA-7

                                TABLE OF CONTENTS
                                                                        SA
                                                                    Number
RESTRICTED LETTER AGREEMENTS                                        ------
----------------------------
6-1162-RLL-932         Promotional Support

6-1162-RLL-933R6       Option Aircraft                               SA-7

6-1162-RLL-934R1       Disclosure of Confidential                    SA-1
                       Information

6-1162-RLL-935R1       Performance Guarantees                        SA-1

6-1162-RLL-936R4       Certain Contractual Matters                   SA-4

6-1162-RLL-937         Alternate Advance Payment Schedule

6-1162-RLL-938         ***

6-1162-RLL-939R1       Certification Flight Test Aircraft            SA-1

6-1162-RLL-940R1       Training Matters                              SA-1

6-1162-RLL-941R1       Other Matters                                 SA-1

6-1162-RLL-942         Open Configuration Matters

6-1162-RLL-943R1       Substitution Rights                           SA-6

6-1162-RLL-944         Airframe Maintenance Material Cost
                       Protection Program

6-1162-RLL-945         Comparison of 737-7H4 and 737-3H4
                       Block Fuel Burn

6-1162-RLL-1855R3      Additional Contractual Matters                SA-4

6-1162-RLL-1856        ***                                           SA-1

6-1162-RLL-1857        Service Ready Validation Program              SA-1
                       Field Test

6-1162-RLL-1858R1      Escalation Matters                            SA-4


P.A. No. 1810                      iii
K/SWA                                                                       SA-7

                             TABLE OF CONTENTS CON'T

                                                                      SA
                                                                   Number
RESTRICTED LETTER AGREEMENTS                                       ------
----------------------------
6-1162-RLL-2036     Amortization of Costs for
                    Customer Unique Changes                          SA-1

6-1162-RLL-2037     Reconciliation of the Aircraft                   SA-1
                    Basic Price

6-1162-RLL-2073     Maintenance Training Matters                     SA-1

P.A. No. 1810                         iv
K/SWA                                                                       SA-7

                           PURCHASE AGREEMENT NO. 1810

                                   Relating to

                          BOEING MODEL 737-7H4 AIRCRAFT

                                   ----------

         This Agreement is entered into as of January 19th 1994, by and between The Boeing Company, a Delaware corporation, with its principal office in Seattle, Washington (Boeing), and Southwest Airlines Co., a Texas corporation, with its principal office in the City of Dallas, State of Texas (Buyer).

Accordingly, Boeing and Buyer agree as follows:



P.A. No. 1810                           1
K/SWA

ARTICLE 1. Subject Matter of Sale.

         1.1 The Aircraft. Subject to the terms and conditions of this Agreement, Boeing will manufacture and deliver to Buyer and Buyer will purchase and accept delivery from Boeing of one hundred thirty (130) Boeing Model 737-7H4 aircraft (the Aircraft) manufactured in accordance with Boeing Detail Specification D6-38808-1, dated October 30, 1996, as described in Exhibit A, as modified from time to time in accordance with this Agreement (Detail Specification).

         1.2 Additional Goods and Services. In connection with the sale of the Aircraft, Boeing will also provide to Buyer certain other things under this Agreement, including data, documents, training and services, all as described in this Agreement.

         1.3 Performance Guarantees. Any performance guarantees applicable to the Aircraft will be expressly included in this Agreement. Where performance guarantees are included in this Agreement other than within the Detail Specification, such guarantees will be treated as being incorporated in the Detail Specification by this reference.

         1.4 Defined Terms. For ease of use, certain terms are treated as defined terms in this Agreement. Such terms are identified with a capital letter and set forth and/or defined in Exhibit F.


P.A. No. 1810                         1-1
K/SWA                                                                       SA-7

ARTICLE 2. Delivery, Title and Risk of Loss.

         2.1 Time of Delivery. The Aircraft will be delivered to Buyer by Boeing, assembled and ready for flight and Buyer will accept delivery of the Aircraft, in accordance with the following schedule:

             Month and Year
               of Delivery                           Quantity of Aircraft
             --------------                          --------------------
                                Block A Aircraft

             October 1997                                     Two (2)
             November 1997                                    Two (2)

                                Block B Aircraft

             January 1998                                     Two (2)
             February 1998                                    Three (3)
             March 1998                                       Two (2)
             April 1998                                       Two (2)
             May 1998                                         Two (2)
             June 1998                                        One (1)
             July 1998                                        Two (2)
             September 1998                                   Two (2)

                                Block C Aircraft

             February 1999                                    Four (4)
             May 1999                                         Four (4)
             July 1999                                        Four (4)
             August 1999                                      One (1)
             September 1999                                   Three (3)

                                Block D Aircraft

             November 1999                                    Two (2)
             December 1999                                    One (1)
             January 2000                                     One (1)
             March 2000                                       Four (4)
             July 2000                                        Four (4)
             September 2000                                   Three (3)

                                Block E Aircraft

             January 2001                                     Three (3)
             March 2001                                       Three (3)
             July 2001                                        Three (3)
             September 2001                                   Three (3)

                                Block F Aircraft

             October 1998                                     One (1)
             November 1998                                    Two (2)
             December 1998                                    Two (2)


P.A. No. 1810                         2-1
K/SWA                                                                       SA-7

                                Block G Aircraft

             March 1999                                       Two (2)

                                Block H Aircraft

             June 1999                                        Two (2)
             July 1999                                        One (1)
             August 1999                                      One (1)
             September 1999                                   Two (2)
             October 1999                                     One (1)
             April 2000                                       Three (3)
             October 2000                                     Three (3)
             April 2001                                       Three (3)
             October 2001                                     Three (3)

                                Block I Aircraft

             January 2002                                     Four (4)
             March 2002                                       Four (4)
             April 2002                                       Two (2)
             July 2002                                        Four (4)
             October 2002                                     Four (4)

                                Block J Aircraft

             January 2003                                     Four (4)
             March 2003                                       One (1)

                                Block K Aircraft

             April 2004                                       Two (2)
             July 2004                                        Three (3)

                                Block L Aircraft

             October 1999                                     One (1)
             November 1999                                    Two (2)
             December 1999                                    One (1)
             November 2000                                    Two (2)
             December 2000                                    One (1)
             July 2001                                        One (1)
             September 2001                                   One (1)
             October 2001                                     One (1)
             September 2002                                   Three (3)


2.2 Notice of Target Delivery Date. Boeing will give Buyer notice of the Target Delivery Date of the Aircraft approximately 30 days prior to the scheduled month of delivery.


P.A. No. 1810                        2-2
K/SWA                                                                       SA-7

         2.3 Notice of Delivery Date. If Boeing gives Buyer at least 7 days' notice of the delivery date of the Aircraft, and an Aircraft delivery is delayed beyond such delivery date due to the responsibility of Buyer, Buyer will reimburse Boeing for all costs incurred by Boeing as a result of such delay, including amounts for storage, insurance, Taxes, preservation or protection of the Aircraft and interest on payments due.

         2.4 Place of Delivery. The Aircraft will be delivered at an airport facility selected by Boeing in the State of Washington, unless mutually agreed otherwise.

         2.5 Title and Risk of Loss. Title to and risk of loss of an Aircraft will pass from Boeing to Buyer upon delivery of such Aircraft, but not prior thereto.

         2.6 Bill of Sale. Upon delivery of an Aircraft Boeing will deliver to Buyer a bill of sale conveying good title to such Aircraft, free of all liens, claims, charges and encumbrances of every kind whatsoever, and such other appropriate documents of title as Buyer may reasonably request.

P.A. No. 1810                      2-3
K/SWA                                                                       SA-7

ARTICLE 3. Price of Aircraft.

         3.1 Definitions.

                  3.1.1 Special Features are the features incorporated in Exhibit A which have been selected by Buyer.

                  3.1.2 Base Aircraft Price is the Aircraft Basic Price excluding the price of Special Features.

                  3.1.3 Aircraft Basic Price is comprised of the Base Aircraft Price and the price of the Special Features.

                  3.1.4 Economic Price Adjustment is the adjustment to the Aircraft Basic Price (Base Aircraft and Special Features) as calculated pursuant to Exhibit D.

                  3.1.5 Aircraft Price is the total amount Buyer is to pay for the Aircraft at the time of delivery.

         3.2 Aircraft Basic Price.

                  The Aircraft Basic Price, expressed in July 1992 dollars, is set forth below:


P.A. No. 1810                      3-1
K/SWA                                                                       SA-7

                          Base                    Special           Aircraft
                          Aircraft Price          Features          Basic Price
Block A, B, C,
D & E Aircraft            ***                     ***               ***
Block F & G
Aircraft                  ***                     ***               ***
Block H
Aircraft                  ***                     ***               ***
Block I
Aircraft                  ***                     ***               ***
Block J
Aircraft                  ***                     ***               ***
Block K
Aircraft                  ***                     ***               ***
Block L Aircraft          ***                     ***               ***

         3.3 Aircraft Price. The Aircraft Price will be established at the time of delivery of such Aircraft to Buyer and will be the sum of:

                  3.3.1 the Aircraft Basic Price, which is *** for the Block A, B, C, D and E Aircraft, *** for the Block F and G Aircraft, *** for the Block H Aircraft, *** for the Block I Aircraft, *** for the Block J Aircraft, *** for the Block K Aircraft and *** for the Block L Aircraft; plus

                  3.3.2 the Economic Price Adjustments for the Aircraft Basic Price, as calculated pursuant to the formulas set forth in Exhibit D (Price Adjustments Due to Economic Fluctuations - Aircraft); plus

                  3.3.3 other price adjustments made pursuant to this Agreement or other written agreements executed by Boeing and Buyer.

         3.4 Advance Payment Base Price.

                  3.4.1 Advance Payment Base Price. For advance payment purposes, the following estimated delivery prices of the Aircraft (Advance Payment Base Price) have been established, using currently available forecasts of the escalation factors used by Boeing as of the date of signing this Agreement. The Advance Payment Base Price of each Aircraft is set forth below:

             Month and Year of                              Advance Payment Base
             Scheduled Delivery                             Price per Aircraft
             ------------------                             --------------------
                               Block A Aircraft***


             October 1997
             November 1997



P.A. No. 1810                         3-2
K/SWA                                                                       SA-7

                               Block B Aircraft***

             January 1998
             February 1998
             March 1998
             April 1998
             May 1998
             June 1998
             July 1998
             September 1998

                               Block C Aircraft***

             February 1999
             May 1999
             July 1999
             August 1999
             September 1999

                               Block D Aircraft***

             November 1999
             December 1999
             January 2000
             March 2000
             July 2000
             September 2000

                               Block E Aircraft***

             January 2001
             March 2001
             July 2001
             September 2001

                               Block F Aircraft***

             October 1998
             November 1998
             December 1998

                               Block G Aircraft***

             March 1999

                               Block H Aircraft***

             June 1999
             July 1999
             August 1999
             September 1999
             October 1999
             April 2000
             October 2000
             April 2001
             October 2001



P.A. No. 1810                         3-3
K/SWA                                                                       SA-7

                               Block I Aircraft***

             January 2002
             March 2002
             April 2002
             July 2002
             October 2002

                               Block J Aircraft***

             January 2003
             March 2003

                               Block K Aircraft***

             April 2004
             July 2004

                               Block L Aircraft***

             October 1999
             November 1999
             December 1999
             November 2000
             December 2000
             July 2001
             September 2001
             October 2001
             September 2002

                  3.4.2 Adjustment of Advance Payment Base Prices - Long-Lead Aircraft. For Aircraft scheduled for delivery 36 months or more after the date of this Agreement, the Advance Payment Base Prices appearing in Article 3.4.1 will be used to determine the amount of the first advance payment to be made by Buyer on the Aircraft. No later than 25 months before the scheduled month of delivery of each affected Aircraft, Boeing will increase or decrease the Advance Payment Base Price of such Aircraft as required to



P.A. No. 1810                         3-4
K/SWA                                                                       SA-7
reflect the effects of (i) any adjustments in the Aircraft Basic Price pursuant to this Agreement and (ii) the then-current forecasted escalation factors used by Boeing. Boeing will provide the adjusted Advance Payment Base Prices for each affected Aircraft to Buyer, and the advance payment schedule will be considered amended to substitute such adjusted Advance Payment Base Prices.




P.A. No. 1810                          3-5
K/SWA                                                                       SA-7

6-1162-RLL-933R6


Southwest Airlines Co.
P.O. Box 36611 - Love Field
Dallas, Texas  75235

Subject:     Letter Agreement No. 6-1162-RLL-933R6 to
             Purchase Agreement No. 1810 -
             Option Aircraft


This Letter Agreement amends Purchase Agreement No. 1810 dated as of January 19, 1994 (the Agreement) between The Boeing Company (Boeing) and Southwest Airlines Co. (Buyer) relating to Model 737-7H4 aircraft (Aircraft).

All terms used and not defined herein will have the same meaning as in the Agreement.

In consideration of the purchase by Buyer of the Aircraft, Boeing hereby agrees to manufacture and sell to Buyer sixty-two (62) additional Model 737-7H4 aircraft as described in paragraph 1 of Attachment A hereto (Option Aircraft) and fifty-eight (58) Model 737-7H4 Rollover Option Aircraft (Rollover Option Aircraft), subject to the terms and conditions set forth below.

1.       Delivery of Option Aircraft.

         The Option Aircraft will be delivered to Buyer during or before the months set forth in the following schedule:

                                                     Number of                Option
             Month and Year                          Option                   Aircraft
             of Delivery                             Aircraft                 Block
             --------------                          ----------               ---------
             March 2003                              Three  (3)                    M
             April 2003                              Two   (2)                     M
             July 2003                               Four  (4)                     M
             October 2003                            Four  (4)                     M

             January 2004                            Four (4)                      N

------------------------

***   PURSUANT TO 17 CFR, 240.246-2, CONFIDENTIAL INFORMATION HAS BEEN OMITTED
AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT APPLICATION FILED WITH THE COMMISSION.



P.A No. 1810
K/SWA                                                                      SA-7

Southwest Airlines Co.
6-1162-RLL-933R6   Page 2


             March 2004                              One   (1)                     N
             April 2004                              One   (1)                     N
             August 2004                             Two   (2)                     N
             September 2004                          Three (3)                     N
             October 2004                            Two   (2)                     N



                                                     Number of                Option
             Month and Year                          Option                   Aircraft
             of Delivery                             Aircraft                 Block
             --------------                          ----------               ---------
             January 2005                            Four (4)                    O
             March 2005                              Four (4)                    O
             April 2005                              Two (2)                     O
             July 2005                               Four (4)                    O
             October 2005                            Four (4)                    O

             January 2006                            Four (4)                    P
             March 2006                              Four (4)                    P
             April 2006                              Two (2)                     P
             July 2006                               Four (4)                    P
             October 2006                            Four (4)                    P


2.       Delivery of Rollover Option Aircraft.

         2.1 The Rollover Option Aircraft will be delivered to Buyer during or before the years set forth in the following schedule:

                                                                    Option
             Year of                   Number of                    Aircraft
             Delivery                  Option Aircraft              Block
             --------                  ---------------              --------
             2007                      Twenty (20)                       Q
             2008                      Twenty (20)                       R
             2009                      Eighteen (18)                     S

         2.2 The fifty-eight (58) Rollover Option Aircraft are offered to Buyer subject to the following conditions:

                  2.2.1 Buyer can exercise any fifty-eight (58) of the sixty-two (62) Option Aircraft, and will be offered a Rollover Option Aircraft for each option aircraft exercised up to and including fifty-eight (58).

                  2.2.2 Conversely to Article 2.2.1 above, if Buyer does not exercise a minimum of fifty-eight (58) Option Aircraft, one Rollover Option Aircraft will be deleted for each Option Aircraft not exercised by Buyer.


P.A No. 1810
K/SWA                                                                      SA-7

Southwest Airlines Co.
6-1162-RLL-933R6   Page 3

                  2.2.3 When Buyer exercises one or more Option Aircraft, Boeing will offer the same quantity of Rollover Option Aircraft to Buyer in the years identified in Article 2.1 above.

                  2.2.4 The Rollover Option Aircraft delivery month offered by Boeing to Buyer will be at least 24 months from the Option exercise date of the corresponding option.

                  2.2.5 When Boeing offers the Rollover Option Aircraft to Buyer, Buyer will accept such Rollover Option Aircraft by wire transferring $100,000 to Boeing. In the event Buyer exercises its option to purchase the Rollover Option Aircraft, such application will be in accordance with Article
4.1 herein.

3.       Price.

         3.1 The advance payment base prices of the Option Aircraft set forth below and in paragraph 2.1 of Attachment A represent the estimated delivery prices of the Option Aircraft. The Option Aircraft pricing elements and associated pricing terms and conditions are given in Attachment A.

         3.2 Price and escalation provisions for Model 737-7H4 aircraft delivering after 2002, are not currently available. The estimated Advance Payment Base Prices shown in paragraph 3.3 below and in paragraph 2.1 of Attachment A are based on currently available price and escalation provisions. As price and escalation provisions become available for Model 737-7H4 aircraft delivering after 2002, such price and escalation provisions will be appropriately applied to the applicable Option Aircraft.

For additional information relating to price and escalation provisions applicable to Option Aircraft delivering after 2002 refer to paragraphs 2.2 and
3.2 of Attachment A.

         3.3 The Advance Payment Base Prices of the Option Aircraft indicated below do include an amount for special features in addition to those specifically described in Attachment A but do not include any amount for items of Buyer Furnished Equipment (BFE). An estimate for typical special features is *** per Aircraft (expressed in 1992 STE dollars) and for BFE is *** per Aircraft (expressed in delivery year dollars).

P.A No. 1810
K/SWA                                                                      SA-7

Southwest Airlines Co.
6-1162-RLL-933R6   Page 4



             Month and Year                         Advance Payment Base
             of Delivery                            Price per Option Aircraft
             ---------------                        -------------------------
                                   Block M Aircraft***

             March 2003
             April 2003
             July 2003
             October 2003

                                   Block N Aircraft***

             January 2004
             March 2004
             April 2004
             August 2004
             September 2004
             October 2004

                                   Block O Aircraft***

             January 2005
             March 2005
             April 2005
             July 2005
             October 2005

                                   Block P Aircraft***

             January 2006
             March 2006
             April 2006
             July 2006
             October 2006


         3.4 The Option Aircraft purchase price will be the applicable basic price thereof at the time of Option Aircraft delivery adjusted in accordance with Boeing's Aircraft escalation provisions contained in the definitive agreement to purchase the Option Aircraft. The purchase price will include the price for Seller Purchased Equipment (SPE) if Buyer has elected to change Buyer Furnished Equipment (BFE) to SPE.


P.A No. 1810
K/SWA                                                                      SA-7

Southwest Airlines Co.
6-1162-RLL-933R6   Page 5


4.       Option Aircraft Payment.

         4.1 In consideration of the granting of the option as set forth herein, on or before the date Boeing and Buyer enter into a definitive agreement to purchase the Aircraft, Buyer will pay a deposit to Boeing of $100,000 for each Option Aircraft (Deposit). In the event Buyer exercises its option herein, the amount of the Deposit will be credited against the first advance payment due for such Option Aircraft pursuant to the advance payment schedule set forth in paragraph 3 of Attachment A. The Deposits for the Option Aircraft will be refunded to Buyer, without interest, if the parties do not enter into a definitive Agreement for the Aircraft.

In the event that, after the parties enter into a definitive agreement to purchase the Aircraft, Buyer does not exercise its option to purchase the Option Aircraft pursuant to the terms and conditions set forth herein, Boeing will be entitled to retain the Deposits for the Option Aircraft except as provided in paragraphs 6 herein.

         4.2 Advance payments in the amount of 30% of the advance payment base price will be payable on the Option Aircraft in accordance with paragraph 3 of Attachment A. The remainder of the Option Aircraft purchase price is due at the time of delivery of the Option Aircraft.

5.       Option Exercise.

         5.1 To exercise its Option, Buyer will give written or telegraphic notice thereof to Boeing on or before eighteen (18) months prior to the first day of the delivery month of each Option Aircraft.

In such notice Buyer will select the Option Model type, and the applicable delivery positions.

         5.2 It is understood and agreed that Boeing may accelerate the option exercise dates specified above if Boeing must make production decisions which are dependent on Buyer's decision to buy the Option Aircraft. If Boeing elects to accelerate the option exercise dates, Boeing will do so by giving written or telegraphic notice thereof to Buyer. Such notice will specify the revised option exercise dates, which will not be earlier than 30 days after the date of transmittal of such notice, and the Option Aircraft delivery positions affected by such revision. If Buyer fails to exercise its option for any Option Aircraft affected by such revised dates, the Deposit applicable



P.A No. 1810
K/SWA                                                                      SA-7

Southwest Airlines Co.
6-1162-RLL-933R6   Page 6

to such Option Aircraft will be promptly refunded, with interest, to Buyer. The interest rate for calculation of the interest associated with such refund is the rate of two percent (2%) below the Citibank base rate in effect from time to time during the period the option deposit is held by Boeing.

6.       Contract Terms.

         It is understood that Boeing and Buyer will use their best efforts to enter into a definitive agreement for the Option Aircraft within thirty (30) days after Buyer exercises an option to purchase Option Aircraft pursuant to paragraph 5 covering the detailed terms and conditions for the sale of such Option Aircraft.

Such definitive agreement will include the terms and conditions contained herein together with the terms and conditions, not inconsistent herewith, contained in Boeing's then-current standard form of purchase agreement for the sale of Model 737-700 aircraft in effect as of the date of option exercise and such additional terms and conditions as may be mutually agreed upon. In the event the parties have not entered into such an agreement within the time period contemplated herein, either party may, exercisable by written or telegraphic notice given to the other within thirty (30) days after such period, terminate the purchase of such Option Aircraft.

7.       Termination of Option to Purchase.

         Either Boeing or Buyer may terminate the option to purchase an Option Aircraft if any of the following events are not accomplished by the respective dates contemplated in this letter agreement, or in the Agreement, as the case may be:

         (i) termination of the purchase of the Aircraft under the Agreement for any reason;

         (ii) payment by Buyer of the Deposit with respect to an Option Aircraft pursuant to paragraph 4.1 herein;

         (iii) exercise of an option to purchase an Option Aircraft pursuant to the terms hereof. Any termination of an option to purchase by Boeing which is based on the termination of the purchase of Aircraft under the Agreement will be on a one-for-one basis, for each Aircraft so terminated.

P.A No. 1810
K/SWA                                                                      SA-7

Southwest Airlines Co.
6-1162-RLL-933R6   Page 7

Any cancellation of an option to purchase which is based on failure to make the required Deposit or to exercise the option to purchase shall only apply to the Option Aircraft so canceled.

Termination of an option to purchase provided by this letter agreement will be caused by either party giving written notice to the other within 10 days after the applicable date. Upon receipt of such notice, all rights and obligations of the parties with respect to an Option Aircraft for which the option to purchase has been terminate will thereupon terminate.

If termination is result of a revision of an option exercise date by Boeing pursuant to paragraph 5.2, Boeing will promptly refund to Buyer, without interest, any payments received from Buyer, including the Deposit, with respect to the Option Aircraft for which the option is terminated. If termination is for any other reason, Boeing will promptly refund to Buyer, without interest, any payments received from Buyer with respect to the affected Option Aircraft, except the Deposit, which Buyer may apply to any model Boeing aircraft purchased by Buyer from Boeing at a future date.

8. Confidential Treatment. Buyer understands that certain commercial and financial information contained in this Letter Agreement including any attachments hereto is considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the


P.A No. 1810
K/SWA                                                                      SA-7

Southwest Airlines Co.
6-1162-RLL-933R6   Page 8



information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity except as provided in Letter Agreement No. 6-1162-RLL-934R1.

Very truly yours,

THE BOEING COMPANY



By  /s/ DAWN S. FOSTER
    ------------------------------------
Its ATTORNEY-IN-FACT
    ------------------------------------

ACCEPTED AND AGREED TO this

date: DECEMBER 29, 1998
      -----------
SOUTHWEST AIRLINES CO.



By  /s/ GARY A. BARRON
    ------------------------------------
Its EXECUTIVE V.P. & COO
    ------------------------------------
Attachments



P.A No. 1810
K/SWA                                                                      SA-7

Attachment A to
6-1162-RLL-933R6
Page 1


Model 737-7H4 Aircraft

1.       Option Aircraft Description and Changes.

         1.1 Aircraft Description. The Option Aircraft is described by Boeing Detail Specification D6-38808-1, Dated October 30 ,1996.

         1.2 Changes. The Detail Specification will be revised to include:

                  (1) Changes applicable to the basic Model 737-700 aircraft which are developed by Boeing between the date of the Detail Specification and the signing of a definitive agreement to purchase the Option Aircraft.

                  (2) Changes mutually agreed upon.

                  (3) Changes required to obtain a Standard Certificate of Airworthiness.

                  (4) To provide sufficient Option Aircraft manufacturing and procurement lead time it is necessary for Boeing and Buyer to reach final agreement on the Option Aircraft configuration, including BFE/SPE vendor selection fifteen (15) months prior to delivery of each Option Aircraft. If such items are not resolved by the indicated dates, Boeing reserves the right to amend this letter agreement:

                           (i) to adjust the scheduled delivery of the Option
Aircraft to a later time period and,

                           (ii) to make such other changes as are appropriate
and consistent with the revised Option Aircraft deliveries.

         1.3 Effect of Changes. Changes to the Detail Specification incorporated pursuant to the provisions of the clauses above will include the effects of such changes upon Option Aircraft weight, balance, design and performance. Performance guarantees for the Option Aircraft which are mutually acceptable to the parties will be included in the definitive agreement for the Option Aircraft.


P.A No. 1810
K/SWA                                                                      SA-7

Attachment A to
6-1162-RLL-933
Page 2

2.       Price Description

         2.1      Price Elements Per Aircraft


                            1              2           3
                            -              -           -
                        AIRCRAFT &                             ADV. PMT.
AIRCRAFT             ESTIMATED SPECIAL             ESTIMATED  BASE PRICE
DELIVERY              FEATURES PRICE   ESTIMATED  ESCALATION  (Elements)
MO. & YR.              (JULY 1992$)    ESCALATION   SHARING    1 + 2 + 3
---------             --------------   ----------  ----------  ----------
BLOCK M

March 2003                 ***            ***          ***        ***
April 2003                 ***            ***          ***        ***
July 2003                  ***            ***          ***        ***
October 2003               ***            ***          ***        ***

BLOCK N

January 2004               ***            ***          ***        ***
March 2004                 ***            ***          ***        ***
April 2004                 ***            ***          ***        ***
August 2004                ***            ***          ***        ***
September 2004             ***            ***          ***        ***
October 2004               ***            ***          ***        ***

BLOCK O

January                    ***            ***          ***        ***
March 2005                 ***            ***          ***        ***
April 2005                 ***            ***          ***        ***
July 2005                  ***            ***          ***        ***
October 2005               ***            ***          ***        ***

BLOCK P

January 2006               ***            ***          ***        ***
March 2006                 ***            ***          ***        ***
April 2006                 ***            ***          ***        ***
July 2006                  ***            ***          ***        ***
October 2006               ***            ***          ***        ***


P.A No. 1810
K/SWA                                                                      SA-7

Attachment A to
6-1162-RLL-933R6
Page 3


2.       Price Description. (Continued)

                  2.2 Price Adjustments For Option Aircraft Delivering From March 2003 through December 2009.

                  2.2.1 Special Features. The price for Special Features incorporated in the Option Aircraft Detail Specification will be adjusted to Boeing's then-current prices for such features as of the date of execution of the definitive agreement for the Option Aircraft.

                  2.2.2 Escalation Adjustments. For escalation provisions applicable to Option Aircraft delivering after 2002, see paragraph 2.2.6 below.

                  2.2.3 Base Price Adjustments for FAA Changes. The Aircraft Basic Price of the Option Aircraft will be adjusted for any FAA mandated changes incorporated into the Aircraft.

                  2.2.4 Price Adjustments for Changes. Boeing may adjust the Aircraft Basic Price and the Advance Payment Base Price for any changes mutually agreed upon subsequent to the date that Buyer and Boeing enter into a definitive agreement for the Option Aircraft.

                  2.2.5 Base Price Adjustments. The Aircraft Basic Price of the Option Aircraft will be adjusted to Boeing's then-current prices as of the date of execution of the definitive agreement for the Option Aircraft in accordance with the agreement reached below. The Aircraft Basic Price starting point for options delivering in 2003 is *** (July 1992 STE), for options delivering in 2004 is *** (July 1992 STE), for options delivering in 2005 through 2009 is *** (July 1992 STE). Such Aircraft Basic Price may increase in accordance with paragraphs 2.2.1, 2.2.2, 2.2.3 and 2.2.4. For any other changes to the Aircraft Basic Price, Boeing may increase the Aircraft Basic Price by a maximum of *** (July 1992 STE) for Aircraft delivering in 2005 and by a maximum of *** (July 1992 STE) per year or portion thereof starting in January 2006.

                  2.2.6 Prices for Long Lead Time Aircraft. Boeing has not established escalation provisions for Model 737-700 aircraft for delivery 2003 and after. Such escalation provisions (i) will be incorporated into the Option Aircraft definitive agreement when such information is available and (ii) will be the then-current escalation provisions applicable to the same model aircraft and engines delivering in the same time period as the Option Aircraft. The resulting revisions to the definitive agreement will



P.A No. 1810
K/SWA                                                                      SA-7

Attachment A to
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include but not be limited to, adjustment of the Aircraft Basic Price of the
Option Aircraft, the Advance Payment Base Price, the Aircraft escalation provisions and the advance payment amounts due on the Option Aircraft.

                  2.2.7 BFE to SPE. An estimate of the total price for items of Buyer Furnished Equipment (BFE) changed to Seller Purchased Equipment (SPE) pursuant to the Configuration Specification is included in the Option Aircraft price build-up. The purchase price of the Option Aircraft will be adjusted by the price charged to Boeing for such items plus 10% of such price. If all BFE except developmental avionics is converted to SPE, Boeing will waive the 10% fee.

3.       Advance Payment Schedules, Prices and Adjustments.

         3.1 Buyer will pay to Boeing advance payments for the Option Aircraft on the dates and in the amounts determined below.

P.A No. 1810
K/SWA                                                                      SA-7
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Attachment A to
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
                                                                 Amount Due per Aircraft
                                                                 -----------------------
                                                                    (Percentage times
Due Date of Payment                                            Advance Payment Base Price)
-------------------
Deposit                                                              $100,000  (if applicable)

18 months prior to the first                                               15% (less the
day of the scheduled delivery                                                  Deposit if any)
month of the Aircraft

12 months prior to the first                                                5%
day of the scheduled delivery
month of the Aircraft

9 months prior to the first                                                 5%
day of the scheduled delivery
month of the Aircraft

6 months prior to the first                                                 5%
day of the scheduled delivery
month of the Aircraft
                                                                     --------

                    Total                                                  30%

Any advance payments that would be past due as of the date of signing the definitive purchase agreement for the Option Aircraft in accordance with the above schedule are due and payable on such date.

         3.2 Option Aircraft advance payment base prices will be increased or decreased, as appropriate, at the time of signing of the definitive purchase agreement for the Option Aircraft, using the then-current forecasted aircraft escalation factors used by Boeing, to determine the amount of the advance payments to be made by Buyer on the Option Aircraft.


P.A No. 1810
K/SWA                                                                      SA-7

Attachment B to
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Page 1


                             PRICE ADJUSTMENT DUE TO
                              ECONOMIC FLUCTUATIONS
                            AIRCRAFT PRICE ADJUSTMENT
                             (July 1992 Base Price)


1.       Formula.

         The Aircraft Price Adjustment will be determined at the time of Aircraft delivery in accordance with the following formula:

         Pa = (P)(L + M - 1)

         Where:

         Pa = Aircraft Price Adjustment.

         L =      .65 x  ECI
                            -----
                            116.2

         M =      .35 x  ICI
                            -----
                            115.9

         P =  Aircraft Basic Price (as set forth in Article 3.2 of this
                  Agreement).

           ECI = A value using the "Employment Cost Index for workers in aerospace manufacturing" (aircraft manufacturing, standard industrial classification code 3721, compensation, base month and year June 1989 = 100), as released by the Bureau of Labor Statistics, U.S. Department of Labor on a quarterly basis for the months of March, June, September and December, calculated as follows: A three-month arithmetic average value (expressed as a decimal and rounded to the nearest tenth) will be determined using the months set forth in the table below for the applicable Aircraft, with the released Employment Cost Index value described above for the month of March also being used for the months of January and February; the value for June also used for April and May; the value for September also used for July and August; and the value for December also used for October and November.


P.A No. 1810
K/SWA                                                                      SA-7

Attachment B to
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     ICI   =      The three-month arithmetic average of the released monthly values for the Industrial Commodities Index as set forth in the "Producer Prices and Price Index" (Base Year 1982 = 100) as released by the Bureau of Labor Statistics, U.S. Department of Labor values (expressed as a decimal and rounded to the nearest tenth) for the months set forth in the table below for the applicable Aircraft.

         In determining the value of L, the ratio of ECI divided by 116.2 will be expressed as a decimal rounded to the nearest ten-thousandth and then multiplied by .65 with the resulting value also expressed as a decimal and rounded to the nearest ten-thousandth.

         In determining the value of M, the ratio of ICI divided by 115.9 will be expressed as a decimal rounded to the nearest ten-thousandth and then multiplied by .35 with the resulting value also expressed as a decimal and rounded to the nearest ten-thousandth.

                                Months to be Utilized
Month of Scheduled              in Determining the
Aircraft Delivery               Value of ECI and ICI
------------------              --------------------------
January                         June  B, July  B, Aug.  B
February                        July  B, Aug.  B, Sept. B
March                           Aug.  B, Sept. B, Oct.  B
April                           Sept. B, Oct.  B, Nov.  B
May                             Oct.  B, Nov.  B, Dec.  B
June                            Nov.  B, Dec.  B, Jan.  D
July                            Dec.  B, Jan.  D, Feb.  D
August                          Jan.  D, Feb.  D, Mar.  D
September                       Feb.  D, Mar.  D, Apr.  D
October                         Mar.  D, Apr.  D, May   D
November                        Apr.  D, May   D, June  D
December                        May   D, June  D, July  D

The following definitions of B and D will apply:

             B   =     The calendar year before the year in which the
                       scheduled month of delivery as set forth in Paragraph 1 occurs.

             D   =     The calendar year during which the scheduled month of
                       delivery as set forth in Paragraph 1 occurs.



P.A No. 1810
K/SWA                                                                      SA-7

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2.       If at the time of delivery of an Aircraft Boeing is unable to determine the Aircraft Price Adjustment because the applicable values to be used to determine the ECI and ICI have not been released by the Bureau of Labor Statistics, then:

         2.1 The Aircraft Price Adjustment, to be used at the time of delivery of each of the Aircraft, will be determined by utilizing the escalation provisions set forth above. The values released by the Bureau of Labor Statistics and available to Boeing 30 days prior to scheduled Aircraft delivery will be used to determine the ECI and ICI values for the applicable months (including those noted as preliminary by the Bureau of Labor Statistics) to calculate the Aircraft Price Adjustment. If no values have been released for an applicable month, the provisions set forth in Paragraph 2.2 below will apply. If prior to delivery of an Aircraft the U.S. Department of Labor changes the base year for determination of the ECI or ICI values as defined above, such rebased values will be incorporated in the Aircraft Price Adjustment calculation. The payment by Buyer to Boeing of the amount of the Purchase Price for such Aircraft, as determined at the time of Aircraft delivery, will be deemed to be the payment for such Aircraft required at the delivery thereof.

         2.2 If prior to delivery of an Aircraft the U.S. Department of Labor substantially revises the methodology used for the determination of the values to be used to determine the ECI and ICI values (in contrast to benchmark adjustments or other corrections of previously released values), or for any reason has not released values needed to determine the applicable Aircraft Price Adjustment, the parties will, prior to delivery of any such Aircraft, select a substitute for such values from data published by the Bureau of Labor Statistics or other similar data reported by non-governmental United States organizations, such substitute to lead in application to the same adjustment result, insofar as possible, as would have been achieved by continuing the use of the original values as they may have fluctuated during the applicable time period. Appropriate revision of the formula will be made as required to reflect any substitute values. However, if within 24 months from delivery of the Aircraft the Bureau of Labor Statistics should resume releasing values for the months needed to determine the Aircraft Price Adjustment, such values will be used to determine any increase or decrease in the Aircraft Price Adjustment for the Aircraft from that determined at the time of delivery of such Aircraft.



P.A No. 1810
K/SWA                                                                      SA-7
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         2.3 In the event escalation provisions are made non-enforceable or otherwise rendered null and void by any agency of the United States Government, the parties agree, to the extent they may lawfully do so, to equitably adjust the Purchase Price of any affected Aircraft to reflect an allowance for increases or decreases in labor compensation and material costs occurring since February, 1992, which is consistent with the applicable provisions of paragraph 1 of this Exhibit D.

3. For the calculations herein, the values released by the Bureau of Labor Statistics and available to Boeing 30 days prior to scheduled Aircraft delivery will be used to determine the ECI and ICI values for the applicable months (including those noted as preliminary by the Bureau of Labor Statistics) to calculate the Aircraft Price Adjustment.

Note: Any rounding of a number, as required under this Exhibit D with respect to escalation of the airframe price, will be accomplished as follows: if the first digit of the portion to be dropped from the number to be rounded is five or greater, the preceding digit will be raised to the next higher number.

P.A No. 1810
K/SWA                                                                      SA-7